FIXED INCOME FUNDS

                                 IAI Bond Fund
                              IAI Government Fund


                                 APRIL 1, 1997
                        Includes Brochure and Prospectus


                                     [LOGO]
                                  MUTUAL FUNDS

                                     [ART]
                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

FUND INFORMATION

LOW MINIMUM INVESTMENT

You can open an account with IAI for only $5,000 ($2,000 for an IRA). The minimum investment per Fund is $1,000. Subsequent investments can be made for only $100 per Fund.

NO-LOAD

With IAI, you pay no  commissions  to buy, sell, or exchange  shares.

NO-FEE IRA

Unlike many others,  IAI charges no annual fee for maintaining  your IRA.

FAMILY OF FUNDS

Whatever your investment needs, IAI's diverse Mutual Fund family has the right Fund for you. Call for a free Prospectus for the IAI Developing Countries Fund, IAI International Fund, IAI Capital Appreciation Fund, IAI Midcap Growth Fund, IAI Regional Fund, IAI Growth Fund, IAI Value Fund, IAI Growth and Income Fund, IAI Balanced Fund, IAI Bond Fund, IAI Government Fund, IAI Reserve Fund and IAI Money Market Fund. Read the Prospectus carefully before investing or sending money.

FREE EXCHANGES

Money can be  exchanged  between  IAI Mutual  Funds  free of  charge.

AUTOMATIC INVESTMENT PROGRAM

Regular monthly investments ($100 minimum) can be made automatically into the Fund from your checking or savings account. Shareholders in other Funds may arrange to invest regularly through monthly exchanges into any of the IAI Mutual Funds.

LIQUIDITY

You can redeem part or all of your Fund shares at any time at the then current share price (which may be more or less than your original cost). Special rules apply to IRAs.

RETIREMENT PROGRAMS

IAI offers a variety of retirement investment programs including Individual Retirement Accounts (IRAs), Direct Rollovers for persons receiving distributions from Qualified Retirement Plans, SEP (Simplified Employee Pension) Plans for small business owners.

TOLL-FREE  TELEPHONE  TRANSACTIONS

IAI offers a convenient toll-free telephone service for investors to find out more about IAI Mutual Funds and services and to carry out transactions such as buying or selling shares or exchanging assets from one fund to another. The toll-free number, 1-800-945-3863, is available from anywhere in the United States, weekdays from 7:30 a.m. - 5:30 p.m. Central Time.

IAI INVESTOR LIBRARY

The IAI Investor Library provides free practical and objective information on investing and investment strategies to investors who call 1-800-945-3863 and request the Adviser Special Reports.

QUARTERLY  NEWSLETTER

IAI's free quarterly newsletter keeps shareholders up to date on IAI Mutual Funds' performance and economic conditions and provides helpful tips on investing.

CHECKWRITING

Investors in IAI Money Market Fund or IAI Reserve Fund receive free checkwriting privileges, for checks written for $500 or more, with no check printing fees.

IAI PREFERRED

IAI shareholders with balances in excess of $100,000 receive unique privileges, including an exclusive toll-free telephone number, an individually assigned account representative, an "Investing for Retirement" brochure and an IAI Preferred portfolio organizer to conveniently house all IAI correspondence.

EASY-TO-READ STATEMENTS

IAI provides complete, easy to read quarterly account statements which include summaries of all transactions and portfolio allocations for all of your IAI Fund holdings on one report.

DIVIDEND  OPTIONS

Shareholders may receive dividends in cash, have them electronically directed to their personal bank account or arrange to automatically reinvest them in additional IAI Mutual Fund shares.

INFORMATION AND ASSISTANCE

Our knowledgeable investment representatives are available to help you -- with no sales pressure.




   This text is not part of the prospectus. Additional information, including fees and expenses, is included in the attached prospectus. Please read it carefully before investing or sending money.

                                IAI Mutual Funds

                                  IAI Bond Fund

FUND INFORMATION

HIGH CURRENT INCOME

IAI Bond Fund is designed for investors who want a high level of current income consistent with capital preservation. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of investment-grade bonds and other debt securities of similar quality.

CORPORATE AND
GOVERNMENT BONDS

The Fund invests primarily in corporate, government, and mortgage-backed securities, which vary in weighting depending on market conditions. The maturity of the portfolio is also managed to take full advantage of market opportunities.

DIVERSIFIED PORTFOLIO

The Fund's portfolio is fully diversified with holdings spread across a wide range of securities to minimize risk. Please see the Fund's prospectus, which accompanies this material, for more information on the Fund's investment policies and techniques, as well as the risks associated with investing in the Fund.

MONTHLY DIVIDENDS

Dividends are paid monthly. You may receive your dividends in cash or automatically reinvest them in additional shres which compounds your return.

PROFESSIONAL MANAGEMENT

IAI Bond Fund is a member of the IAI Mutual Fund family. Founded in 1947, IAI currently manages nearly $17 billion in assets for thousands of individual investors, as well as Fortune 500 companies, leading colleges, universities, and religious organizations. IAI's portfolio managers monitor the market daily and select the most appropriate issues available for the Fund's portfolio.

IT'S EASY TO START

To open an account, simply complete the enclosed application and return it in the enclosed postage-paid envelope with a check payable to "IAI Mutual Funds." If you are a current shareholder in any IAI Mutual Fund, the minimum investment is $1,000. If not, the minimum investment is $5,000 (this can be allocated among IAI Funds, with $1,000 minimum per Fund).

                              call 1-800-945-3863

[PHOTO OF]
LARRY R. HILL, CFA
Fund Co-Manager

[PHOTO OF]
STEPHEN C. COLEMAN, CFA
Fund Co-Manager

[PHOTO OF]
Livingston G. DOUGLAS, CFA
Fund Co-Manager

   This text is not part of the prospectus. Additional information, including fees and expenses, is included in the attached prospectus. Please read it carefully before investing or sending money.

                                IAI MUTUAL FUNDS

                                 IAI Bond Fund

IAI Bond Fund's portfolio managers actively vary the composition of the Fund's portfolio to take advantage of market opportunities. While always maintaining a fully diversified portfolio to minimize risk, IAI varies the sectors and the maturities in which the Fund invests.

CHOOSING THE BEST SECTORS

IAI Bond Fund invests in a variety of high quality fixed-income securities. These are typically investment grade or similar quality, to minimize credit risk. However, the Fund will invest in limited amounts of below-investment grade debt, foreign issues and preferred stock to diversify and enhance portfolio returns. The Fund invests in three broad sectors.

                          - Corporate

                          - Government

                          - Mortgage-Backed Securities

The weighting of each sector changes as the Fund's managers invest in the sectors which offer the greatest potential return which offer the greatest potential return with the least potentail risk. Further, within each sector, the Fund's managers conduct a rigorous analysis to identify the most promising individual securities.

VARYING MATURITIES

The Fund's managers actively manage the Fund's maturity depending on economic conditions and market outlook. For example, if interest rates are expected to fall, maturity might be lengthened because bond prices tend to rise as interest rates fall, and longer-term bonds are the most sensitive to interest rate changes. Shown in the chart below if the change in value of various maturity bonds when interest rates change by 1%. The chart assumes an 8% coupon for each bond.

BOND PRICES VS. INTEREST RATES

 Bond                         Bond Price Change
Maturity                     if Interest Rates
------------------------------------------------------
                          Fall 1%            Rise 1%
                        ------------------------------
1 year                     1.0%               (.9%)

5 year                     4.2%              (4.0%)

10 year                    7.1%              (6.5%)

Source:   IAI


                                  Active asset
                               management ... to
                              maximize return and
                                 minimize risk

   This text is not part of the prospectus. Additional information, including fees and expenses, is included in the attached prospectus. Please read it carefully before investing or sending money.

                                IAI MUTUAL FUNDS

                              IAI Government Fund

FUND INFORMATION

HIGH CURRENT INCOME

IAI Government Fund seeks to provide shareholders with a high level of current income and with preservation of capital. The Fund seeks to achieve its objectives by investing primarily in U.S. Government securities.

INCOME/PRESERVATION
OF CAPITAL

The Fund strives to achieve these objectives in two ways:

1.   High Quality

The Fund invests primarily in U.S. Government securities, which are among the highest quality and most liquid securities in the world.

2.   Intermediate Maturity

The dollar-weighted average maturity of the Fund's portfolio will generally not exceed ten years. Intermeditate-term securities generally provide higher income than short-term fixed income securities without the volatility of longer-term bonds.

Please see the Fund's prospectus, which accompanies this material, for more information on the Fund's investment policies and techniques, as well as the risks associated with investing in the Fund.

MONTHLY DIVIDENDS

Dividends are paid monthly. You may receive your dividends in cash or automatically reinvest them in additional shares which compounds your return.

PROFESSIONAL MANAGEMENT

IAI Government Fund is a member of the IAI Mutual Fund family. Founded in 1947, IAI currently manages nearly $17 billion in assets for thousands of individual investors, as well as Fortune 500 companies, leading colleges, universities, and religious organizations. IAI's fixed income experts monitor the market daily and select the best issues available for the Fund's portfolio.

IT'S EASY TO START

To open an account, simply complete the enclosed application and return it in the enclosed postage-paid envelope with a check payable to "IAI Mutual Funds." If you are a current shareholder in any IAI Mutual Fund, the minimum investment is $1,000. If not, the minimum investment is $5,000 (this can be allocated among IAI Funds, with $1,000 minimum per Fund).


[PHOTO OF]
SCOTT A. BETTIN, CFA
Fund Co-Manager

[PHOTO OF]
LIVINGSTON DOUGLAS, CFA
Fund Co-Manager


                              CALL 1-800-945-3863

 This text is not part of the prospectus. Additional information, including fees and expenses, is included in the attached prospectus. Please read it carefully before investing or sending money.

                                IAI MUTUAL FUNDS

                              IAI Government Fund


U.S. GOVERNMENT SECURITIES

U.S. Government securities are popular with investors because they offer both income and high credit quality. To maximize return and minimize price fluctuation, IAI Government Fund invests in a diversified portfolio of U.S. Government securities. Under normal market conditions, the Fund invests at least 65% of its assets in U.S. Government securities, including the following obligations:

U.S. Treasury - these include:

   - Treasury Bills
     (original maturities up to one year)

    - Treasury Notes
      (original maturities of one to ten years)

     - Treasury Bonds
       (original maturities generally over ten years)

U.S. Government Agencies and Instrumentalities -
these include securities such as those issued by:

      - Government National Mortgage
        Association  ("Ginnie Mae")

      - Federal National Mortgage
        Association ("Fannie Mae")

      - Federal Home Loan Mortgage
        Corporation ("Freddie Mac")

      - Farm Credit Banks

      - Resolution Funding Corporation

The securities above are all backed by either the "full faith and credit" of the U.S. Government, or by the right of the issuing agency to borrow from the U.S. Treasury. This backing helps ensure timely payment of principal and interest. Of course, shares of the Fund itself are not guaranteed, and the Fund's yield, return and share value will fluctuate with market conditions.

INTERMEDIATE-TERM BONDS

For investors who can tolerate a moderate amount of share price fluctuation, intermediate-term bonds may offer the best combination of return and risk. That is why IAI Government Fund's portfolio generally maintain an average maturity of ten years or less.

Higher Returns

Historically, intermediate-term bonds have higher returns than short-term instruments, as shown in the chart below.

AVERAGE ANNUAL HISTORICAL RETURNS*

                            Periods ending 12/31/96
-------------------------------------------------------------------------------
                         15 yrs.               10 yrs.              5 yrs.
-------------------------------------------------------------------------------

Intermediate-term
U.S. Government Bonds    10.3%                  7.7%                 6.2%

Treasury Bills            6.9%                  5.7%                 4.4%

* These returns are historical returns and do not represent projected or anticipated returns from the Fund. Actual returns may be higher or lower than the historical returns. Intermediate-term bonds may be more volatile than Treasury Bills.

  Source: Ibbotson Associates. Intermediate-term bond maturity approximates five years.


Lower Volatilty

Intermediate-term bonds are less volatile than long-term bonds in response to interest rate changes. The chart below shows the percentage change in principal value for bonds of various maturities when interest rates rise by one percentage point. The chart assumes an 8% coupon for each bond.

BOND PRICES VS. INTEREST RATES

                  Maturity in yrs.      If rates rise 1% bond prices fall by:
------------------------------------------------------------------------------
Treasury Bill            1                             (.9%)

Intermediate Bond        5                            (4.0%)

Long-term Bond          30                           (11.0%)



                                     Income
                              and low credit risk
                              from U.S. Government
                                   securities

This text is not part of the prospectus. Additional information, including fees and expenses, is included in the attached prospectus. Please read it carefully before investing or sending money.

                                TABLE OF CONTENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND

FUND EXPENSE INFORMATION...................................................2
FUND DIRECTORS.............................................................2
FINANCIAL HIGHLIGHTS.......................................................3
INVESTMENT OBJECTIVES AND POLICIES
   IAI BOND FUND...........................................................5
   IAI GOVERNMENT FUND.....................................................6
OTHER FUND INVESTMENT TECHNIQUES...........................................9
FUND RISK FACTORS..........................................................13
MANAGEMENT.................................................................17
INVESTMENT PERFORMANCE.....................................................18
COMPUTATION OF NET ASSET VALUE AND PRICING.................................19
PURCHASE OF SHARES.........................................................19
RETIREMENT PLANS...........................................................21
AUTOMATIC INVESTMENT PLAN..................................................21
REDEMPTION OF SHARES.......................................................21
EXCHANGE PRIVILEGE.........................................................23
AUTOMATIC EXCHANGE PLAN....................................................23
AUTHORIZED TELEPHONE TRADING...............................................24
SYSTEMATIC CASH WITHDRAWAL PLAN............................................24
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS....................................25
DESCRIPTION OF COMMON STOCK................................................26
COUNSEL AND AUDITORS.......................................................27
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT....................27
ADDITIONAL INFORMATION.....................................................27

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


PROSPECTUS DATED APRIL 1, 1997


IAI Bond Fund ("Bond Fund") is a separate portfolio of IAI Investment Funds I, Inc. and IAI Government Fund ("Government Fund") is a separate portfolio of IAI Investment Funds VI, Inc. IAI Investment Funds I, Inc. and IAI Investment Funds VI, Inc. are open-end diversified management investment companies authorized to issue their shares of common stock in more than one series. Investment Advisers, Inc. ("IAI") serves as each Fund's investment adviser and manager.

Bond Fund's investment objective is to provide shareholders with a high level of current income consistent with preservation of capital. Bond Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality.

Government Fund's investment objectives are to provide shareholders with a high level of current income and with preservation of capital. Government Fund pursues its objectives by investing its assets primarily in securities issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities, whether or not backed by the "full faith and credit" pledge of the United States Government, and in repurchase agreements pertaining to such securities.

This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated April 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Funds at the address or telephone number shown on the inside back cover of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

FUND EXPENSE INFORMATION

Shareholder Transaction Expenses                                   Bond Fund                 Government Fund
--------------------------------                                   ---------                 ---------------

Sales Load Imposed on Purchases.........................             None                         None
Sales Load Imposed on Reinvested Dividends..............             None                         None
Redemption Fees*........................................             None                         None
Exchange Fees...........................................             None                         None
----------------------------------------

* Each Fund charges a $10.00 fee for the payment of redemption proceeds by wire.

Annual Fund Operating Expenses
------------------------------------------------------
(as a percentage of average daily net assets)                       Bond Fund                Government Fund
                                                                   ---------                 ---------------
Management Fee                                                       1.10%                        1.10%
Rule 12b-1 Fee                                                       None                         None
Other Expenses                                                       None                         None
                                                                     -----                        -----
  Total Fund Operating Expenses                                      1.10%                        1.10%
                                                                     =====                        =====

Example:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:

                               1 Year     3 Years     5 Years    10 Years
                               ------     -------     -------    --------

 Bond Fund                      $ 11        $ 35       $ 61        $ 134
 Government Fund                $ 11        $ 35       $ 61        $ 134


     The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The information in the table is based upon actual expenses incurred by the Funds for the fiscal year ended November 30, 1996. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Further information concerning fees paid by the Funds is set forth in the Statement of Additional Information.

                                 FUND DIRECTORS

                 Madeline Betsch              Richard E. Struthers
                 W. William Hodgson           J. Peter Thompson
                 George R. Long               Charles H. Withers
                 Noel P. Rahn

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


FINANCIAL HIGHLIGHTS


The following information has been audited by KMPG Peat Marwick LLP, independent auditors, whose report is included in each Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from a Fund at no charge.

BOND FUND

                                                                                Years ended March 31,
                                                      -----------------------------------------------------------------------------
                                  Years Ended
                                  November 30,
                                 1996       1995      1994***    1994      1993      1992       1991     1990      1989     1988
                                 ----       ----      -------    ----      ----      ----       ----     ----      ----     ----
NET ASSET VALUE
   Beginning of period          $9.34       $8.65     $9.32     $10.42    $10.25    $10.02      $9.66    $9.31     $9.63   $10.29
                                -----       -----     -----     ------    ------    ------     -----    -----     -----   ------
OPERATIONS
   Net investment income          .56         .58       .36        .62       .64       .73        .73      .73       .72      .76
   Net realized and unrealized
   gains (losses)                 .04         .72      (.55)      (.25)      .93       .34        .43      .32      (.32)    (.37)
                                  ---         ---      ----       ----       ---       ---        ---      ---      ----     ----
Total from operations             .60        1.30      (.19)       .37      1.57      1.07       1.16      1.05      .40      .39
                                  ---        ----      ----        ---      ----      ----       ----      ----      ---      ---
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
   Net investment income          (.62)      (.61)      (.35)     (.66)     (.64)     (.74)      (.80)    (.67)     (.72)    (.95)
   Net realized gains              --         --        (.13)     (.81)     (.76)     (.10)       --      (.03)       --     (.10)
                                   ----       ----      ----      ----      ----      ----       ----      -----    -----    -----
Total distributions               (.62)      (.61)      (.48)    (1.47)    (1.40)     (.84)      (.80)    (.70)     (.72)   (1.05)
                                   ----       ----       ----     -----     -----      ----       ----     ----      ----    -----
NET ASSET VALUE
   End of period                  $9.32     $9.34      $8.65     $9.32    $10.42    $10.25     $10.02    $9.66     $9.31    $9.63
                                  =====     =====      =====     =====    ======    ======     ======    =====     =====    =====


Total investment return *         6.85%     15.46%     (2.10%)   3.16%     16.44%    10.80%     12.62%   11.18%     4.29%    4.19%

Net assets at end of period
 (000's omitted)                $86,803    $77,526    $80,622  $97,139   $119,371   $107,634  $108,589  $79,982   $50,187  $41,080

RATIOS
   Expenses to average
     net assets                   1.10%     1.09%      1.10%**     1.09%   1.10%       1.10%     .88%     .89%       .80%

   Net investment income to
     average net assets           6.20%     6.32%     6.03%**      5.63%   6.03%       7.43%    7.56%    7.50%      7.70%    7.70%

  Portfolio turnover rate
     (excluding short-term
       securities)                342.4%   424.7%    226.7%     333.1%    160.8%    126.2%    43.0%    78.3%     115.3%    20.2%

---------------------------------

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**   Annualized
*** Period from April 1, 1994 to November 30, 1994. Reflects fiscal year-end change from March 31 to November 30.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund



GOVERNMENT FUND

                                 Years Ended November 30,                     Years ended March 31,
                                ------------ -------------              ----------------------------------
                                1996          1995         1994****     1994        1993        1992*
                                ----          ----         --------     ----        ----        -----

NET ASSET VALUE
  Beginning of period           $10.06        $9.62         $9.98       $10.46      $10.22       $10.00
                                ------        -----         -----       ------      ------       ------
OPERATIONS
  Net investment income            .58          .60           .33          .47         .57          .30
  Net realized and unrealized
   gains (losses)                 (.10)         .43          (.34)        (.24)        .59          .24
                                  ----          ---          ----         ----         ---          ---

Total from operations              .48         1.03          (.01)         .23        1.16          .54
                                   ---         ----          ----          ---         ---          ---
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income          (.59)         (.59)         (.32)        (.49)       (.58)        (.30)
  Net realized gains              ---          ----          (.03)        (.22)       (.34)        (.02)
                                 -----         -----          ----         ----        ----         ----
Total distributions              (.59)         (.59)         (.35)        (.71)       (.92)        (.32)
                                 ----          ----          ----         ----        ----         ----
NET ASSET VALUE
  End of period                  $9.95       $10.06         $9.62        $9.98      $10.46       $10.22
                                 =====       ======         =====        =====      ======       ======

Total investment return***       4.99%       10.99%        (0.09%)       2.02%       11.70%       5.51%

Net Assets at end of period    $29,751      $48,121       $38,438      $41,027     $43,704      $30,707
  (000's omitted)

RATIOS:
  Expenses to average net assets 1.10%        1.10%         1.10%**      1.10%       1.10%        1.10%**
  Net investment income to
   average net assets            5.78%        5.97%         5.12%**      4.40%       5.40%        5.16%**
  Portfolio turnover rate
   (excluding short-term
    securities)                152.0%         284.1%        121.5%      641.0%      236.3%       169.6%

-------------------------------
*    Period from August 8, 1991 (commencement of operations) to March 31, 1992
**   Annualized
***  Total  investment  return is based on the change in net asset value
     of  a  share  during  the  period  and  assumes   reinvestment   of all
     distributions at net asset value.
**** Period from April 1, 1994 to November 30, 1994. Reflects fiscal year-end change from March 31 to November 30.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


INVESTMENT OBJECTIVES
AND POLICIES

BOND FUND

Bond Fund's investment objective is to provide a high level of current income consistent with preservation of capital. Such objective may not be changed without shareholder approval. There can be no assurance that Bond Fund's investment objective will be attained.

Bond Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

Bond Fund may also invest in below investment grade securities. Such securities are commonly referred to as junk bonds. Bond Fund currently intends to limit such investments to 15% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S&P. Securities rated in the medium to lower rating of categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Bond Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Other debt securities in which Bond Fund may invest include, but are not limited to, securities of, or guaranteed by, the United States Government, its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, debt securities of foreign issuers, and commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or otherwise issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or S&P. Bond Fund may also invest in U.S. Treasury inflation-protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. Under normal market conditions, at least 65% of Bond Fund's total assets will be invested in debt obligations and government securities with maturities at the time of acquisition of one year or more.

Although Bond Fund generally will not make direct purchases of common stock, Bond Fund may purchase preferred stock and convertible securities. Preferred stock are securities that the represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets. Convertible securities are debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities. The risks associated with investing in preferred stock and convertible securities are different from those traditionally associated with investments in debt securities. Such risks are similar instead to the risks associated with investments in equity securities, including the risk that the value of the equity security will fluctuate in response to the activities of the issuing company or in response to general market and/or economic conditions. Bond Fund will limit its investments in such securities to a maximum of 10% of its net assets.

Bond Fund may invest in securities issued by foreign issuers, whether dollar-denominated or not, including securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, that are determined by IAI to be of comparable quality to the other obligations in which Bond Fund may invest. Bond Fund currently intends to invest no more than 25% of the value of its total assets in non-dollar denominated securities of foreign issuers.

Bond Fund may employ certain other investment techniques, as described in the section "Other Fund Investment Techniques." Please see the Prospectus section "Fund Risk Factors" and the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Bond Fund.

GOVERNMENT FUND

The investment objectives of Government Fund are to provide shareholders with a high level of current income and with preservation of capital. In seeking to achieve its objectives, Government Fund will invest its assets primarily in securities issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities whether or not backed by the "full faith and credit" pledge of the United States Government and in repurchase agreements pertaining to such securities. Such securities may include U.S. Treasury inflation-protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. IAI anticipates that each of Government Fund's objectives will be given approximately equal consideration in the selection of Fund investments. Government Fund's investment objectives may not be changed without shareholder approval. There can be no assurance that Government Fund's investment objectives will be attained.

Under normal market conditions, Government Fund will invest at least 65% of its total assets in securities issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities (excluding, for purposes of calculating this minimum, CMOs as described below, which are secured by obligations of the U.S. Government, its agencies or instrumentalities but are issued by private issuers), including:

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund



     1. United States Treasury obligations, such as Treasury Bills (which have original maturities of one year or less), Treasury Notes (which have original maturities of one to ten years) and Treasury Bonds (which have original maturities generally greater than ten years);

     2. Obligations of United States Government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates;

     3. Obligations which are secured by the right of the issuer to borrow from the United States Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and

     4. Obligations which are supported by the credit of the government agency or instrumentality itself (but are not backed by the full faith and credit of the United States Government) such as securities of the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"), including pass-through securities and participation certificates thereof.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of such securities nor do they extend to the value of Government Fund's shares. In the case of securities in which Government Fund invests that are not backed by the "full faith and credit" of the United States Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. Except as specifically set forth below, there are no percentage limitations with regard to the purchase of any of Government Fund's investments.

The dollar-weighted average maturity of Government Fund's portfolio will generally not exceed, and may be substantially less than, ten years. As discussed below, mortgage-related securities generally have an average life less than their maturity. Because of variations in prepayment rights, it is not possible to accurately predict the life of a particular mortgage-related investment. For purposes of determining the dollar-weighted average maturity of Government Fund's portfolio, IAI will consider the statistical average remaining life of mortgage-related securities.

The mortgage-related securities in which Government Fund may invest include pass-through securities. Mortgage pass-through securities are issued by government agencies such as Ginnie Mae, Freddie Mac and Fannie Mae. Such securities are formed when mortgages are pooled together and undivided interests in the pool are sold to investors (such as Government Fund) by various governmental and government-related organizations. The cash flow from the underlying mortgages is "passed through" to the holders of the securities in the form of monthly payments of interest, principal and prepayments. Timely payment

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

of the principal and interest on such securities is guaranteed either by the full faith and credit of the United States Government (as in the case of Ginnie Mae securities) or by the agency itself (as in the case of Freddie Mac and Fannie Mae securities). In addition, Government Fund may invest up to 35% of its assets in securities of private issuers that are collateralized by pools of mortgages issued or guaranteed by the United States Government, its agencies or instrumentalities, called collateralized mortgage obligations ("CMOs"). CMOs of private issuers, even though collateralized by Government securities, are not guaranteed by the U.S. Government or any agency or instrumentality of the U.S. Government. Government Fund will invest in privately issued CMOs only if rated at the time of investment Aaa by Moody's Investors Service, Inc. ("Moody's"), or AAA by Standard & Poor's Corporation ("S&P"). CMOs are more fully described in the Statement of Additional Information under "Investment Objectives and Policies--Mortgage-Backed Securities."

The average life of such mortgage pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Accordingly, the life of an individual mortgage-related security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. See the Statement of Additional Information for more information about the characteristics of these instruments.

Instrumentalities of the United States Government which issue or guarantee securities in which Government Fund may invest include, but are not limited to, the Federal Farm Credit System, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Land Banks, Freddie Mac and Fannie Mae. Since the United States Treasury is not obligated by law to provide support to all United States Government instrumentalities and agencies, Government Fund will invest in securities issued by such instrumentalities and agencies only when IAI determines that the credit risk with respect to the instrumentality or agency does not make its securities unsuitable investments for Government Fund.

Government Fund may also invest in non-U.S. Government bonds and other fixed income securities including fixed income securities issued by corporations and foreign entities, whether dollar-denominated or not, securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, and obligations of supranational entities, that are rated within the four highest grades by Moody's or S&P or are

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


determined by IAI to be of comparable quality. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

Government Fund may employ certain other investment techniques, as described in the section "Other Fund Investment Techniques." Please see the Prospectus section "Fund Risk Factors" and the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Government Fund.

OTHER FUND INVESTMENT TECHNIQUES

REPURCHASE AGREEMENTS

Each Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan under relevant law. The Funds may enter into repurchase agreements with respect to any securities whcih they may acquire consistent with their investment policies and restrictions. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds' risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of IAI, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for their interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS

Each Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


rates and prices. A Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, a Fund may receive a negotiated fee. As to each Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls or "roll" transactions). For additional information on roll transactions, see "Investment Objectives and Policies -- Dollar Rolls" in the Statement of Additional Information.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of a Fund's investments could be impaired if trading does not develop or declines.

ZERO COUPON OBLIGATIONS

Each Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of strips and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

MORTGAGE-BACKED SECURITIES

Each Fund may invest in pass-through securities which are sold by various private, governmental and government-related organizations. Pass-through securities are formed when mortgages and other debt instruments are pooled together and undivided interests in the pool are sold to investors such as the Fund. The cash flow from the underlying debt instruments is "passed through" to the holders of the securities in the form of periodic (generally monthly) payments of interest, principal and prepayments. Prepayments occur when the

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


holder of an individual debt instrument prepays the remaining principal and interest before the final scheduled payment month. Therefore, each Fund may be subject to a higher rate of prepayments during periods of declining interest rates when mortgages and other debt instruments may be more frequently prepaid.

Mortgage pass-through securities include (1) obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury such as Government National Mortgage Association ("GNMA") pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank, the Federal Home Loan Banks and the United States Postal
Service; and (3) obligations which have the principal and interest payments guaranteed by the government agency or instrumentality itself (but are not backed by the full faith and credit of the U.S. government), such as securities of the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); and (4) obligations of private corporations.

ASSET-BACKED SECURITIES

Each Fund may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

ADJUSTING INVESTMENT EXPOSURE

Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of a Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities,

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures.

Such techniques and instruments may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to techniques and instruments entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any technique or instruments is a function of numerous variables including market conditions. The ability of a Fund to utilize these techniques and instruments successfully will depend on IAI's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Such techniques and instruments involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

TEMPORARY INVESTMENTS

Each Fund reserves the right, as a temporary defensive measure, such as during periods of adverse market conditions or when debt securities are deemed overvalued, to hold up to 100% of its total assets in cash or cash equivalents and short-term securities, including money market securities.


BORROWING

Each Fund may borrow from banks (or through reverse repurchase agreements) for temporary or emergency purposes. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Each Fund does not intend its borrowings to exceed 5% of its net assets.

PORTFOLIO TURNOVER

Each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, a

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high, as the rates were for Bond and Government Funds for the last fiscal year. High turnover rates (100% or more) increase transaction costs, and may increase taxable capital gains. Each Fund's historical portfolio turnover rates are set forth in the section "Financial Highlights.

Further information regarding these and other techniques is contained in the Statement of Additional Information.

FUND RISK FACTORS

INTEREST RATE RISK

As a mutual fund investing in fixed-income securities, each Fund is subject to interest rate risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. In managing a Fund, IAI will adjust the duration of the investment portfolio in response to economic and market conditions. Duration is generally considered a better measure of interest rate risk than is maturity. Duration is a measure of the expected change in value of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two generally will fall by approximately two percent. In some situations, the standard duration calculation does not properly reflect the interest rate risk of a security. In such situations, IAI will use more sophisticated analytical techniques, such as modeling principal and interest payments based upon historical experience or expected volatility, to arrive at an effective duration that incorporates the additional variables into the determination of interest rate risk. These techniques may involve estimates of future economic parameters which may vary from actual future outcomes. IAI anticipates the following duration ranges for the Funds: Bond Fund - 3.5 to 7.5 years; and Government Fund - 2.5 to 5 years. These ranges are merely expectations as of the date of this Prospectus. Such ranges may change due to market conditions and other economic factors. Therefore, the expected duration ranges do not limit IAI in how it manages each Fund.

These principals of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.

CREDIT RISK

         Each Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

CALL RISK

Each Fund is also subject to call risk. Call risk is the possibility that corporate bonds held by a Fund will be repaid prior to maturity. Call provisions, common in many corporate bonds held by a Fund, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For a Fund, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of a Fund would decline.

FOREIGN INVESTMENT
RISK FACTORS

Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because a Fund can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in a Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by a Fund. Delays may be encountered in settling securities transactions in certain foreign markets, and a Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.

RISKS ASSOCIATED WITH
ADJUSTING INVESTMENT
EXPOSURE

The techniques and instruments described in the section "Adjusting Investment Exposure", including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent IAI's view as to certain market movements is incorrect, the

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


risk that the use of such techniques and instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options), current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may not have markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of these techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques and instruments had not been utilized.

MANAGER RISK

IAI manages each Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute each Fund's investment strategy effectively. As a result, each Fund may fail to achieve its stated objective.

PREPAYMENT RISKS

To the extent they invest in mortgage-backed securities, each Fund is subject to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on GNMA certificates held by a Fund is "prepaid" earlier than expected. A Fund must then reinvest the unanticipated principal in new GNMA certificates, or other securities, just at a time when interest rates on new mortgage investments are falling.

Prepayment risk has two important effects on a Fund:

     - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of a Fund will be reduced.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


     - When interest rates fall, prices on GNMA securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

RISKS OF LOWER-RATED DEBT SECURITIES

Bond Fund may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by a Fund were to default, such Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of a Fund.

The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of a Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for a Fund to sell certain securities. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of a Fund. Each Fund is a diversified investment company and has a fundamental policy that, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in any one issuer. Each Fund, also as fundamental policies, may not invest 25% or more of its assets in any one industry and may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of each Fund's investment restrictions.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


MANAGEMENT

Bond Fund was created on August 18, 1977, as a separate portfolio represented by a separate class of common stock of IAI Investment Funds I, Inc., a Minnesota corporation created on April 22, 1977. Government Fund was created on April 6, 1992 as a separate portfolio represented by separate class of common stock of IAI Investment Funds VI, Inc., a Minnesota corporation created on April 30, 1991. Under Minnesota law, each Fund's Board of Directors is generally responsible for the overall operation and management of each Fund. IAI serves as the investment adviser of each Fund. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $16 billion. IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is that of the Funds.


Pursuant to a written agreement with each Fund (the "Management Agreement"), IAI provides each Fund with investment advisory services and is responsible for the overall management of each Fund's business affairs subject to the authority of the Board of Directors. The Management Agreement also provides that, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall pay all of a Fund's operating expenses. As compensation under the Management Agreement, each Fund will pay IAI 1.10% of its average daily net assets. The Management Agreement further provides that IAI will either reimburse a Fund for the fees and expenses it pays to directors who are not "interested persons" of a Fund or reduce its fee by an equivalent amount. Because IAI is paying Fund operating expenses, these fees represent each Fund's total expenses. With respect to certain of the services for which it is responsible under the Management Agreement, IAI may also pay qualifying broker-dealers, financial institutions and other entities for providing such services to Fund shareholders. IAI shall not be liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.


Each Fund is managed by a team of IAI investment professionals. The teams managing the Funds are as follows.

Larry Hill, Stephen Coleman and Livingston Douglas are responsible for Bond Fund's day-to-day investment decisions. Mr. Hill is IAI's Chief Fixed Income Officer and has managed Bond Fund since joining IAI in 1984. Mr. Coleman is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1987. Mr. Coleman has been involved in Bond Fund's management since mid-1996. Mr. Douglas is a Vice President of IAI and has managed Bond Fund since joining IAI as a fixed income portfolio manager in 1993.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


Prior to joining IAI, Mr. Douglas served as a fixed income portfolio manager for Mackey-Shields Financial Corporation.

Scott Bettin and Livingston Douglas are responsible for Government Fund's day-to-day investment decisions. Mr. Bettin is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1987. Mr. Bettin has managed Government Fund since its inception. Mr. Douglas has been involved in Government Fund's management since mid-1996.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., IAI may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute a Funds' securities transactions.


INVESTMENT
PERFORMANCE

From time to time the Funds may advertise performance data including monthly, quarterly, yearly or cumulative total return, average annual total return and yield figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in a Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. The tax equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

For additional information regarding the calculation of such total return and yield figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' Annual Report to shareholders which may be obtained without charge from the Funds.

Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Funds. The comparison of a Fund to an alternative investment should be made with consideration of differences in

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


features and expected performance. A Fund may also note its mention in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Funds in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.

COMPUTATION OF NET
ASSET VALUE AND
PRICING

Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates a Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

A Fund's NAV is the value of a single share. The NAV is computed by adding up the value of a Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

A Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

The offering price (price to buy one share) and redemption price (price to sell one share) are referred to as a Fund's NAV.


PURCHASE OF SHARES

GENERAL

Each Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from a Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee, provided that the Fund whose shares are being purchased is duly registered in the state of the purchaser's residence, if required, and the purchaser otherwise satisfies the Fund's purchase requirements. No sales load or commission is charged investors in connection with the purchase of Fund shares.

The minimum initial investment to establish a retail account with the IAI Family of Funds is $5,000. Such initial investment may be allocated among a Fund and other funds in the IAI Family of Funds as desired, provided that no less than $1,000 is allocated to any one fund. The minimum initial investment for IRA accounts is $2,000, provided that the minimum amount that may be allocated to any one fund is $1,000. Once the account minimum has been met, subsequent purchases can be made in a Fund for $100 or more. Such minimums may be waived for participants in the IAI Investment Club.

Investors may satisfy the minimum investment requirement by participating in the STAR Program. Participation in the STAR Program requires an initial investment of $1,000 per Fund and a commitment to invest an aggregate of $5,000 within 24

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


months. If a STAR Program participant does not invest an aggregate of $5,000 in the IAI Family of Funds within 24 months, IAI may, at its option, redeem such shareholder's interest. Investors wishing to participate in the STAR Program should contact a Fund to obtain a STAR Program application.

To purchase shares, forward the completed application and a check payable to "IAI Funds" to a Fund. No third-party checks are accepted to open new accounts. Upon receipt, your account will be credited with the number of full and fractional shares which can be purchased at the net asset value next determined after receipt of the purchase order by a Fund.

Purchases of shares are subject to acceptance or rejection by a Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Funds and the Underwriter to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Funds.

All correspondence relating to the purchase of shares should be directed to the office of the Funds, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 3700 First Bank Place, 601 Second Ave. South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

BANK WIRE PURCHASES

Shares may be purchased by having your bank wire federal funds (funds of the Federal Reserve System) to Norwest Bank, Minnesota.

Wire orders will be accepted only on days your bank, the transfer agent, a Fund and Norwest Bank Minnesota are open for business. The payment must be received by a Fund before the close of business to be credited to you account that day. Otherwise, it will be processed the next business day. The wire purchase will not be considered made until the wired amount is received and the purchase is accepted by such Fund. If the wire order does not contain the information stated below, such Fund may reject it. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of such Fund or the transfer agent.

You must pay any charges assessed by your bank for the wire service. If a wire order is rejected, all money received by the Fund, less any costs incurred by the Fund or the transfer agent in rejecting it, will be returned promptly.

If the wire order is for a new account, you should call IAI Shareholder Services at 1-800-945-3863 to advise them of the investment and to obtain an account number and instructions. The wire should be sent to: Norwest Bank Minnesota, Routing Number 091000019, Minneapolis, Minnesota, Attn: IAI Mutual Funds Account Number 6355002264. It should state the following:

         "Credit IAI Funds Account # ___________ for future credit to personal account # ______________ (your account number) for ____________________________ (your name) and __________________ (Fund name)."

A completed application must be sent and received by the Fund before the wire is sent.

If the wire order is for an addition to an existing account, the wire must include the information required above for the new accounts. As soon as the wire is sent, you should call IAI Shareholder Services, as described above, and advise them of your name, your account number and the name of the bank transmitting the federal funds.

RETIREMENT PLANS

Shares of Bond and Government Funds may be an appropriate investment medium for various Retirement Plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other Retirement Plans should contact the Fund at 1-800-945-3863. All Retirement Plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax advisor prior to the establishment of such a plan.

AUTOMATIC
INVESTMENT PLAN

Investors may arrange to make regular investments of $100 or more per fund on a monthly basis, effective as of the 4th and/or 18th day of each month (or the next business day), through automatic deductions from their checking or savings accounts. Such investors may, of course, terminate their participation in the Automatic Investment Plan at any time upon written notice to a Fund. Any changes or instructions to terminate existing Automatic Investment Plans must be received by the last business day of the preceding month in which the change or termination is to take place. Investors interested in participating in the Automatic Investment Plan should complete the Automatic Investment Plan application and return it to a Fund.

REDEMPTION OF SHARES

Registered holders of Fund shares may at any time require a Fund to redeem their shares upon their written request All correspondence relating to the redemption of shares should be directed to the office of IAI Mutual Funds, P.O. Box 357, Minneapolis, Minnesota 55440. Shareholders may redeem shares by phone, subject to a limit of $50,000, provided such shareholders have authorized such Fund to accept telephone instructions. For assistance in redeeming shares by phone, please contact the IAI Mutual Funds Shareholder Services at 1-800-945-3863.

Certificates presented for redemption must be endorsed on the back with the signature of the person whose name appears on the certificate. If no certificate has been issued, redemption instructions must be signed by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, a Fund will require that the signature on the

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, a Fund may require additional evidence of authority prior to accepting a request for redemption.

For shareholders who established receiving proceeds by Federal Funds Wire at the time they opened their account, telephone instructions will be accepted for redemption of amount up to $50,000 ($1,000 Minimum) and proceeds will be wired on the next business day to a predesignated bank account. Wire redemption requests will only be processed on days your bank, the transfer agent, the Portfolios and Norwest Bank Minnesota are open for business.

In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IAI Shareholder Services at the address listed in the section "Additional Information." The letter must be signed by all registered owners, and their signatures must be guaranteed.

Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds Wire.

Neither the transfer agent nor any of the Portfolios can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by a Fund. Since the value of shares redeemed is based upon the value of a Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally a Fund will mail payment for shares redeemed on the business day following receipt of the redemption request. A Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received in payment for shares have cleared, which may take up to ten days or more.

Following a redemption or transfer request, if the value of a shareholder's interest in a Ffund falls below $500, such Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in such Fund to fall below $500;
(b) the mailing by such Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least six months from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in such Fund to increase the value of such investor's account to at least $500.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


EXCHANGE PRIVILEGE

The Exchange Privilege enables shareholders to purchase, in exchange for shares of a Fund, shares of certain other funds managed by IAI. These funds have different investment objectives from the Funds. Shareholders may exchange shares of a Fund for shares of another fund managed by IAI, provided that the fund whose shares will be acquired is duly registered in the state of the shareholder's residence, if required, and the shareholder otherwise satisfies the fund's purchase requirements. Although the Funds do not currently charge a fee for use of the Exchange Privilege, they reserve the right to do so in the future.

Because excessive trading can hurt Fund performance and shareholders, there is a limit of four exchanges out of each Fund per calendar year per account. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit. Each Fund reserves the right to temporarily or permanently terminate the Exchange Privilege of any investor who exceeds this limit. The limit may be modified for certain retirement plan accounts, as required by the applicable plan document and/or relevant Department of Labor regulations, and for Automatic Exchange Plan participants. Each Fund also reserves the right to refuse or limit exchange purchases by any investor if, in IAI's judgment, such Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Fund shareholders wishing to exercise the Exchange Privilege should notify a Fund in writing or, provided such shareholders have authorized a Fund to accept telephone instructions, by telephone. At the time of the exchange, if the net asset value of the shares redeemed in connection with the exchange is greater than the investor's cost, a taxable capital gain will be realized. A capital loss will be realized if at the time of the exchange the net asset value of the shares redeemed in the exchange is less than the investor's cost. Each Fund reserves the right to terminate or modify the Exchange Privilege in the future.

AUTOMATIC
EXCHANGE PLAN

Investors may arrange to make regular exchanges of $100 or more between any of the funds in the IAI Mutual Fund Family on a monthly basis. Exchanges will take place at the closing price of the fifth day of each month (or the next business day). Shareholders are responsible for making sure sufficient shares exist in the Fund account from which the exchange takes place. If there are not sufficient funds in a Fund account to meet the requested exchange amount, the Automatic Exchange Plan will be suspended. Shareholders may not close Fund accounts through the Automatic Exchange Plan. Investors interested in participating in the Automatic Exchange Plan should complete the Automatic Exchange Plan portion of their application. For assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

AUTHORIZED TELEPHONE TRADING

Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to a Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. Telephone redemption proceeds are subject to a $50,000 limit and must be made payable to the owner(s) of record and delivered to the address of record.

In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Funds have established reasonable procedures, including the requirement that a personal identification number accompany telephone instructions. If a Fund or the transfer agent fails to follow these procedures, such Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent the reasonable procedures are followed, none of the Funds, their transfer agent, IAI, or any affiliated broker/dealer will be liable for any loss, injury, damage, or expense for acting upon telephone instructions believed to be genuine, and will otherwise not be responsible for the authenticity of any telephone instructions, and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded.

SYSTEMATIC CASH
WITHDRAWAL PLAN

Each Fund has available a Systematic Cash Withdrawal Plan for any investor desiring to follow a program of systematically withdrawing a fixed amount of money from an investment in shares of a Fund. Payments under the plan will be made monthly or quarterly in amounts of $100 or more. Shares will be sold with the closing price of the 15th of the applicable month (or the next business day). To provide funds for payment, a Fund will redeem as many full and fractional shares as necessary at the redemption price, which is Net Asset Value. The holder of a Systematic Cash Withdrawal Plan must have income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value.

Payments under this plan, unless pursuant to a retirement plan, should not be considered income. Withdrawal payments may exceed dividends and distributions and, to this extent, there will be a reduction in the investor's equity. An investor should also understand that this plan cannot insure profit, nor does it protect against any loss in a declining market. Careful consideration should be given to the amount withdrawn each month. Excessive withdrawals could lead to a serious depletion of equity, especially during periods of declining market values. Fund management will be available for consultation in this matter.

Plan application forms are available through the Funds. If you would like assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

DIVIDENDS

The policy of each Fund is to pay dividends from net investment income monthly and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by a Fund. When you open an account, you should specify on your application how you want to receive your distributions. Each Fund offers three options: Full Reinvestment--your dividend and capital gain distributions will be automatically reinvested in additional shares of such Fund; Capital Gains Reinvestment--your capital gain distributions will be automatically reinvested, but your income dividend distribution will be paid in cash; and Cash--your income dividends and capital gain distributions will be paid in cash. Distributions taken in cash can be sent via check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network. Unless indicated otherwise by the shareholder, the Fund will automatically reinvest all such distributions into full and fractional shares at net asset value.

The Funds' Directed Dividend service allows you to invest your dividends and/or capital gain distributions directly into another IAI Mutual Fund. Contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for details.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code during the current taxable year. If so qualified, each Fund will not be subject to federal income tax on income that it distributes to its shareholders.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

For federal income tax purposes, each Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions designated as capital gain dividends are taxed as long-term capital gains.

Upon redemption of shares of a Fund the shareholder will generally recognize a capital gain or loss equal to the difference between the amount realized on the redemption and the shareholder's adjusted basis in such shares. Such gain or loss will be long-term if the shares have been held for more than one year. Under the Code, the deductibility of capital losses is subject to certain limitations.

Annually, IAI will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. Whenever you sell shares of a Fund, IAI will send you a confirmation statement showing how many shares you sold and at what price. You will also receive an account statement quarterly

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund


and a consolidated transaction statement annually. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Tax Status" in the Statement of Additional Information.

DESCRIPTION OF COMMON STOCK

All shares of each Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of each corporation vote together as one series. On an issue affecting only a particular series, such as voting on the Advisory Agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of each Fund may demand a regular meeting of shareholders of such Fund by written notice of demand given to the Chief Executive Officer or the Chief Financial Officer of such Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of such Fund. An annual meeting will be held on the removal of a director or directors of a Fund if requested in writing by holders of not less than 10% of the outstanding shares of a Fund.

The shares of each Fund are transferable by endorsement of the certificate if held by the shareholders, or if the certificate is held by such Fund, by delivery to such Fund of transfer instructions. Transfer instructions or certificates should be delivered to the office of such Fund. A Fund is not bound to recognize any transfer until it is recorded on the stock transfer books maintained by such Fund.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

COUNSEL AND AUDITORS

The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel for the Funds. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the independent auditors for the Funds.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Custodian for each Fund is Norwest Bank  Minnesota,  N.A.,  Norwest  Center,
Sixth and Marquette, Minneapolis, Minnesota 55479. Norwest employs foreign subcustodians and depositories, which were approved by such Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Funds' assets held outside the United States. For a listing of the subcustodians and depositories currently employed by the Funds, see the Statement of Additional Information. IAI acts as each Fund's transfer agent, dividend disbursing agent and IRA Custodian at P.O. Box 357, Minneapolis, Minnesota 55440.


ADDITIONAL INFORMATION

Each Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held. To reduce the volume of mail you receive, only one copy of most Fund reports, such as a Fund's Annual Report, may be mailed to your household (same surname and address). Please call IAI Mutual Fund Shareholder Services at 1-800-945-3863 if you wish to receive additional shareholder reports.

In the opinion of the staff of the Securities and Exchange Commission, the use of this combined Prospectus may possibly subject all Funds to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Fund. In the opinion of the Funds' management, however, the risk of such liability is not materially increased by the use of a combined Prospectus.

Shareholder inquiries should be directed to the Funds at the telephone number or mailing address listed on the back inside cover of this Prospectus.

The following table sets forth the percentage of securities holdings by rating category based upon a weighted monthly average for the fiscal year ended November 30, 1996 for IAI Bond Fund. The Government Fund did not hold 5% or more of its assets in bonds rated below investment grade for the most recent fiscal year.

                                IAI MUTUAL FUNDS
                       IAI Bond Fund, IAI Government Fund

     Bonds - Moody's Rating                  IAI Bond Fund
     ----------------------                  -------------
               Aaa                                7%
               Aa                                 3%
               A                                 13%
               Baa                               25%
               Ba                                 7%
               B                                  4%
               Caa                                0%
               Ca                                 0%
               C                                  0%
               U.S. Government                   41%
     --------------------------------------------------------
               Total                             100%
     ========================================================

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                    TO OPEN

                                   AN ACCOUNT

                                 1.800.945.3863

                                  612.376.2700


                                  P.O. BOX 357

                             Minneapolis, MN 55440


                                   OVERNIGHT

                                    DELIVERY

                                    EXPRESS

                             3700 First Bank Place

                            601 Second Avenue South

                             Minneapolis, MN 55402


                      Distributed by IAI Securities, Inc.

                                     [LOGO]
                                  MUTUAL FUNDS

                           INVESTMENT ADVISERS, INC.
     3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357
                              USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700

                                     [LOGO]
                                IAI MUTUAL FUNDS



                                  IAI BOND FUND
                               IAI GOVERNMENT FUND

                       Statement of Additional Information
                               dated April 1, 1997

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to a Prospectus dated April 1, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund, 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 (telephone: 1-612-376-2700 or 1-800-945-3863).







                           INVESTMENT ADVISERS, INC.
     3700 FIRST BANK PLACE, P.O. Box 357, MINNEAPOLIS, MINNESOTA 55440-0357
                              USA FAX 612.376.2737


                                  800.945.3863
                                  612.376.2700

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVE AND POLICIES............................................3
INVESTMENT RESTRICTIONS......................................................15
INVESTMENT PERFORMANCE.......................................................17
MANAGEMENT...................................................................20
CUSTODIAL SERVICE............................................................25
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE...........................25
CAPITAL STOCK................................................................26
NET ASSET VALUE AND PUBLIC OFFERING PRICE....................................27
PURCHASES AND REDEMPTIONS IN KIND............................................28
TAX STATUS...................................................................28
LIMITATION OF DIRECTOR LIABILITY.............................................30
FINANCIAL STATEMENTS.........................................................30
Appendix A-- Ratings of Debt Securities.....................................A-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of IAI Bond Fund (the "Bond Fund") and IAI Government Fund ("Government Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objectives and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that a Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Funds are further explained below.

REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. A Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in a Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, a Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

     The Funds may invest in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Funds' investment adviser and manager. As a result, such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Funds do not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

     Each of Bond and Government Funds may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign bond markets, brokers and companies than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Bond and Government Funds are not aware at this time of the existence of any investment or exchange control regulations which might substantially impair their operations as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

     The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to such Fund's shareholders. The expense ratio of a Fund should not be materially affected by such Fund's investment in foreign securities.

U.S. TREASURY INFLATION PROTECTION SECURITIES

     Both the Bond Fund and the Government Fund may purchase  securities  issued
by   the   United   States    government,    which    include   U.S.    Treasury
inflation-protection securities.

     Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is based to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

LENDING PORTFOLIO SECURITIES

     In order to generate additional income, the Funds may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Funds' Board of Directors. The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, a Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and a Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by a Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

ILLIQUID SECURITIES

     Each Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

     (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

     (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

     (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

     Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the instrument for purposes of calculating a Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to a Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

     1. the frequency of trades and quotes for the security;

     2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

     3. dealer undertakings to make a market in the security; and

     4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Fund's investments could be impaired if trading declines.

VARIABLE OR FLOATING RATE INSTRUMENTS

     Each Fund may invest in variable or floating rate instruments. Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

DELAYED-DELIVERY TRANSACTIONS

     Each Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Fund may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, such Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Each Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DOLLAR ROLLS

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, a Fund may enter into "dollar rolls" in which such Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and lower forward price for the futures purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash, government securities, or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon IAI's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than such Fund's net asset value, which could result in increased volatility of the price of such Fund's shares.

MORTGAGE-BACKED SECURITIES

     Each Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if IAI determines they are consistent with such Fund's investment objective and policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

STRIPPED MORTGAGE-BACKED SECURITIES

     Government and Bond Funds may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

ASSET-BACKED SECURITIES

     Government and Bond Funds may invest in stripped asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments alternately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

ZERO COUPON BONDS

     Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

LOWER-RATED DEBT SECURITIES

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

     A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet such Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

SWAP AGREEMENTS

     Each Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with such Fund's investment objectives and policies.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, such Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of such Fund's accrued obligations under the swap agreement over the accrued amount such Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of such Fund's accrued obligations under the agreement.

INDEXED SECURITIES

     Bond and Government Funds may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Bond and Government Funds may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivable), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediaries. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on IAI's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect such Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, such Fund might incur certain costs and delays in rendering payment on the loan or loan participation and could suffer a loss of principal or interest.

     Bond and Government Funds limit the amount of the assets that they invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by such Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to such Fund the direct debtor/creditor relationship with the borrower, SEC interpretations require such Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purpose of determining whether such Fund has invested more than 5% of its total assets in a single issuer. Treating the financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

EXTENDIBLE NOTES

     Government Fund is permitted to invest in extendible notes in accordance with its investment objectives and policies. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same times as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price (e.g., at 100% of the outstanding principal amount plus unpaid accrued interest) if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer (i.e., to require the issuer to repurchase the note) provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

     Extendible notes may be issued with maturity dates in excess of ten years from the date of issuance. However, if such extendible notes provide for an optional maturity date of ten years or less, then such notes are deemed by Government Fund to have been issued for the shorter optional maturity date. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of Government Fund.

     An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner as the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to Government Fund.

     The creditworthiness of the issuers of extendible notes is monitored and rated by Moody's and by S&P. The creditworthiness of such issuers is also monitored by IAI. Government Fund does not have a current intention of investing in the coming year more than 5% of its net assets in extendible notes.

FOREIGN CURRENCY TRANSACTIONS

     Bond and Government Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     Such Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

     In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing a Fund's foreign investments. A Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

     Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. Each Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged a Fund by selling that currency in exchange for dollars, such Fund would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases a Fund's exposure to a foreign currency, and that currency's value declines, such Fund will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Funds.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Each Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums.

     The above limitations on a Fund's investments in futures contracts and options, and such Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such 5 percent.

FUTURES CONTRACTS

         When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to such Fund.

PURCHASING PUT AND CALL OPTIONS

     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, such Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund would be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, such Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

     If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

     Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of such Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

     Bond and Government Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

     Bond and Government Funds may engage in options and futures transactions relating to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


                             INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, each Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of each Fund and may be changed by the Board of Directors without shareholder approval.

     Each Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     For purposes of applying this restriction, a Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

     To the extent a Fund engages in reverse repurchase agreements, because such
transactions  are  considered  borrowing,   reverse  repurchase  agreements  are
included in the 33-1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     For purposes of applying this restriction, a Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14. Invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of a Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from. With respect to Restriction 14, each Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of a Fund's liquid assets.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Each Fund's historical portfolio turnover rates are set forth in the Prospectus section "Financial Highlights". The increases in the portfolio turnover rates for Bond Fund and Government Fund for the last fiscal year were due to increased bond market volatility and falling interest rates.

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for each Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return are computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                CTR = (ERV-P) 100
                       -----
                        P

   Where:       CTR  =  Cumulative total return;
                ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
                  P  =  initial payment of $1,000

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1+T)n = ERV

   Where:         P   =  a hypothetical initial payment of $1,000;
                  T   =  average annual total return;
                  n   =  number of years; and
                  ERV =  ending redeemable value at the end of the period
                         of a hypothetical $1,000 payment made at the beginning of such period.

     The Fund may quote yield figures from time to time. The "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "tax-equivalent yield" is computed by dividing the portion of the yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

                  The yield formula is as follows:

                           YIELD = 2[(a-b + 1)6 -1]
                                      ---
                                      cd

   Where:   a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the net asset value of the Fund.

     The table below shows the yearly total return for the Funds for the periods indicated.


                                          Bond Fund                Government Fund
              Year Ended 12/31       Yearly Total Return         Yearly Total Return
              ----------------       -------------------         -------------------

                    1981                       3.0%
                    1982                      32.6%
                    1983                       8.0%
                    1984                      15.9%
                    1985                      20.2%
                    1986                      12.2%
                    1987                       2.0%
                    1988                       6.4%
                    1989                      15.9%
                    1990                       7.1%
                    1991                      17.3%                      7.7%*
                    1992                       6.8%                      5.7%
                    1993                      12.32%                     8.54%
                    1994                      (4.92%)                   (2.27%)
                    1995                      16.25%                    11.54%
                    1996                       4.12%                     2.91%
                 --------------------------------------
                *     For the period commencing August 8, 1991.

     The average annual total returns of Bond Fund for the one, five and ten year periods ended November 30, 1996 were 6.85%, 7.90% and 8.30%, respectively. Bond Fund's yield for the thirty-day period ended November 30, 1996 was 5.95%.

     The average annual total returns of Government Fund for the one and five year periods ended November 30, 1996 and from inception of the Government Fund through November 30, 1996, were 4.99%, 5.33% and 6.53%, respectively. Government Fund's yield for the thirty-day period ended November 30, 1996 was 5.50%.

     In advertising and sales literature, each Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of a Fund. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     The indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. Each Fund may also note its mention in newspapers, magazines, or other media from time to time. However, each Fund assumes no responsibility for the accuracy of such data.

     For example, (1) a Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (ii) the Salomon Brothers Broad Investment Grade Index; (iii) the Shearson Lehman Brothers Government/Corporate Bond Index; and (iv) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic business, investment, or financial environment in which a Fund operates; (4) the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the instruments in which a Fund invests may be compared to relevant indices or surveys in order to evaluate a Fund's historical performance or current or potential value with respect to the particular instruments.

                                   MANAGEMENT

         The names, addresses, positions and principal occupations of the directors and executive officers of the Funds are given below.

Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Noel P. Rahn*                            57     Chairman of the      Chief  Executive  Officer and a Director of IAI
3700 First Bank Place                           Board                since 1974.  Mr.  Rahn is also  Chairman of the
P.O. Box 357                                                         other IAI Mutual Funds.
Minneapolis, Minnesota 55440

Richard E. Struthers*                    44     President, Director  Executive  Vice President of IAI and has served
3700 First Bank Place                                                IAI  in  many   capacities   since  1979.   Mr.
P.O. Box 357                                                         Struthers  is also  President  of the other IAI
Minneapolis, Minnesota 55440                                         Mutual Funds.

Madeline Betsch                          54     Director             Executive  Vice  President,  Director of Client
19 South 1st Street                                                  Services,  of  CME-KHBB  Advertising  since May
Minneapolis, Minnesota 55401                                         1985,  and prior  thereto was a Vice  President
                                                                     with    Campbell-Mithun,    Inc.   (advertising
                                                                     agency)  since  February  1977.  Ms.  Betsch is
                                                                     currently   retired.   Ms.  Betsch  is  also  a
                                                                     Director of the IAI Mutual Funds.

W. William Hodgson                       72     Director             W.  William   Hodgson   served  as  information
1698 Dodd Road                                                       manager  for the North  Central  Home Office of
Mendota Heights, Minnesota 55118                                     the  Prudential  Insurance  Company  of America
                                                                     from  1961   until   1984;   he  is   currently
                                                                     retired.  Mr.  Hodgson  is also a  Director  of
                                                                     the IAI Mutual Funds.

George R. Long                           66     Director             George R. Long  serves as  Director  of Pacific
29 Las Brisas Way                                                    Industries  and has been  Chairman  of Mayfield
Naples, Florida 33963                                                International    (financial   consultants   and
                                                                     venture  capitalists)  since 1973.  Mr. Long is
                                                                     also a Director of the IAI Mutual Funds.

J. Peter Thompson                        65     Director             J. Peter  Thompson  has been a grain  farmer in
Route 1                                                              southwestern  Minnesota  since  1974.  Prior to
Mountain Lake, Minnesota 56159                                       that,  Mr.   Thompson  was  employed  by  Paine
                                                                     Webber, Jackson   & Curtis, Incorporated,(a
                                                                     diversified financial services concern), most
                                                                     recently as Senior Vice President and General
                                                                     Partner.  Mr. Thompson is also a Director of the IAI
                                                                     Mutual Funds.

                                      -20-



Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Charles H. Withers                       66     Director             Charles H. Withers was Editor of the  Rochester
Rochester Post Bulletin                                              Post-Bulletin,  Rochester,  Minnesota from 1960
P.O. Box 6118                                                        through   March  31,  1980;   he  is  currently
Rochester, Minnesota 55903                                           retired.  Mr.  Withers  is also a  Director  of
                                                                     the IAI Mutual Funds.

Archie C. Black, III                     34     Treasurer            Senior  Vice  President  and  Chief   Financial
3700 First Bank Place                                                Officer  of the  Adviser  and  has  served  the
P.O. Box 357                                                         Adviser in several  capacities  since 1987. Mr.
Minneapolis, Minnesota 55440                                         Black  is  also  Treasurer  of the  IAI  Mutual
                                                                     Funds.

William C. Joas                          34     Secretary            Vice  President  of IAI  and has  served  as an
3700 First Bank Place                                                attorney  for IAI since 1990.  Mr. Joas is also
P.O. Box 357                                                         Secretary of the other IAI Mutual Funds.
Minneapolis, Minnesota 55440

Larry R. Hill                            43     Vice President,      Executive   Vice   President  and  Chief  Fixed
3700 First Bank Place                           Investments          Income   Officer  of  IAI  and has served as  a
P.O. Box 357                                    (Bond Fund)          fixed income portfolio manager since 1984.
Minneapolis, Minnesota 55440                                         Mr. Hill also serves as a Vice President of IAI
                                                                     Institutional Bond Fund.

Scott Bettin                             41     Vice President,      Senior  Vice  President  of IAI and has  served
3700 First Bank Place                           Investments          IAI as a fixed income portfolio manager since 1987.
P.O. Box 357                                    (Government Fund)    Mr. Bettin also serves as a Vice President of IAI
Minneapolis, Minnesota 55440                                         Institutional Bond Fund.

Stephen Coleman                          48     Vice President,      Senior  Vice  President  of IAI and has  served
3700 First Bank Place                           Investments          IAI as a fixed income portfolio manager since 1991.
P.O. Box 357                                    (Bond Fund)
Minneapolis, Minnesota 55440

Livingston Douglas                       35     Vice President,      Vice  President  of IAI.  Prior to joining  IAI
3700 First Bank Place                           Investments          in 1993,  Mr.  Douglas served as a fixed income
P.O. Box 357                                    (Bond Fund)          portfolio manager for Mackay-Shields  Financial
Minneapolis, Minnesota 55440                    (Government Fund)    Corporation since 1987.  Mr. Douglas also serves
                                                                     as a Vice President of IAI Reserve Fund.

Kirk Gove                                33     Vice President,      Vice  President  of IAI.  Prior to joining  IAI
3700 First Bank Place                           Marketing            in 1992,  Mr. Gove served as an Associate  Vice
P.O. Box 357                                                         President   of  Dain   Bosworth,   Incorporated
Minneapolis, Minnesota 55440                                         (diversified  financial services concern).  Mr.
                                                                     Gove is also Vice President, Marketing of the
                                                                     other IAI Mutual Funds.
                                      -21-



Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Susan J. Haedt                           34     Vice President,      Vice  President  of the Adviser and Director of
3700 First Bank Place                           Director of Mutual   Fund   Operations   .  Prior  to  joining   the
P.O. Box 357                                    Fund Operations      Adviser in 1992,  Ms.  Haedt served as a Senior
Minneapolis, Minnesota 55440                                         Manager   at  KPMG  Peat   Marwick   LLP,   (an
                                                                     international  tax,  accounting  and consulting
                                                                     firm).   Ms.  Haedt  is  also  Vice  President,
                                                                     Director of Operations of the IAI Mutual Funds.

-------------------------------
* Directors of each Fund who are interested persons (as that term is defined by the Investment Company Act of 1940)of IAI and each Fund.

     Each Fund has agreed to reduced initial subscription requirements for employees and directors of a Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

     No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

Name of Person, Position                          Compensation                       Aggregate Compensation
------------------------                    ----------------------                       from the
                                         Bond Fund        Government Fund             19 IAI Mutual Funds**
                                         ---------        ---------------             ---------------------

Betsch, Madeline  -  Director             $1,376                $695                         $34,700

Hodgson, W. William  - Director           $1,376                $695                         $34,700

Long, George R.  -  Director              $1,365                $685                         $34,700

Thompson, J. Peter  -  Director           $1,376                $695                         $34,700

Withers, Charles H.  -  Director          $1,365                $685                         $34,700
-------------------------

*        For the fiscal year ended November 30, 1996.
**       For the calendar year ended December 31, 1996.

     The Board of Directors for each of the Funds has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit the acquiring of any securities in an initial public offering. In addition, all securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person of the Adviser is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Funds' Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

     IAI, the Fund's investment adviser, is an affiliate of the Hill Samuel Group ("Hill Samuel"). Hill Samuel is an international merchant banking and financial services firm headquartered in London, England. In addition to its ownership of IAI, Hill Samuel owns controlling interests in over seventy insurance, merchant banking and financial services subsidiaries located in Western Europe, Asia, the United States, Australia, New Zealand and Great Britain. The principal offices of Hill Samuel are located at 100 Wood Street, London EC2 P2AJ.

     Hill Samuel, in turn, is owned by Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

HISTORY

     Bond Fund is a separate portfolio of IAI Investment Funds I, Inc., a Minnesota corporation whose shares of common stock are currently issued in one series (Series A). On June 25, 1993, Bond Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Bond Fund, Inc., be renamed IAI Investment Funds I, Inc. The investment portfolio represented by Series A common shares is referred to as "IAI Bond Fund."

     Government Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in six series (Series A through F). On June 25, 1993, Government Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Series Fund, Inc., be renamed IAI Investment Funds VI, Inc. The investment portfolio represented by Series B common shares is referred to as "IAI Government Fund."

MANAGEMENT AGREEMENT

     Effective April 1, 1996, pursuant to a Management Agreement between each Fund and IAI, IAI has agreed to provide each Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for each Fund within the framework of a Fund's investment policies, subject to review by the directors of a Fund. In addition, IAI has agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of a Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with a Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by a Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments and dividends and distributions declared by a Fund; (8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI may also pay qualifying broker-dealers, financial institutions and other entities that provide such services. In return for these services, each Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:

           Daily Net Assets               Fee IAI Receives Annually
           ----------------               -------------------------

           For the first $100 million               1.10%
           For the next $150 million                1.05%
           Above $250 million                       1.00%

     Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of a Fund, taxes and extraordinary expenses, IAI has agreed to pay all of a Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering a Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse a Fund for the fees and expenses it pays to directors who are not "interested persons" of a Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

     As of November 30, 1996, Bond Fund had $86,803,251 in net assets, and Government Fund had $29,750,714 in net assets. For the fiscal year ended November 30, 1996, Bond Fund and Government Fund paid IAI $570, 078 and $272,519, respectively, pursuant to the Management Agreement.

PRIOR AGREEMENTS

     Effective March 31, 1996, the Investment Advisory Agreement and Administrative Agreement between each Fund and IAI were terminated and replaced by the Management Agreement described above. The services IAI provided under these agreements were substantially similar to those provided under the new Management Agreement.

     Under the Investment Advisory Agreements, each Fund had agreed to pay IAI an advisory fee at an annual rate of .55% of the Fund's average net assets. For the fiscal period ended November 30, 1994, the fiscal years ended November 30, 1995 and 1996 (i.e., December 31, 1995 through March 31, 1996), Bond Fund paid IAI $327,730, $441,516, and $141,722, respectively, under the Advisory Agreement. For those same periods, Government Fund paid IAI $144,953, $238,633 and $84,410 under the Advisory Agreement.

     With respect to the Administrative Agreements, each Fund was obligated to pay IAI a monthly fee at the annual rate of .20% of the Fund's average month-end assets. For the fiscal year ended November 30, 1996, Bond Fund and Government Fund paid IAI administrative fees of $51,535 and $30,695, respectively, under the Administrative Agreements.

ALLOCATION OF EXPENSES

     Prior to the termination of the Advisory and Administrative Agreements on March 31, 1996, each Fund paid all its other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, interest, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering Fund shares, postage, fees to directors who are not "interested persons" of a Fund, distribution expenses pursuant to each Fund's Rule 12b-1 plan, insurance premiums, costs of attending investment conferences and such other costs which may be designated as extraordinary. IAI agreed to reimburse each Fund for expenses (other than brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses) which exceed 1.10% per year of the average month-end net assets of Bond and Government Funds, (the "expense limit"). For the fiscal period ended November 30, 1994, the fiscal year ended November 30, 1995, and the fiscal year ended November 30, 1996 (i.e., December 31, 1995 through March 31, 1996), IAI was not obligated to reimburse any Fund expenses.

DURATION OF AGREEMENTS

     Each Management Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time without penalty by the Board of Directors of a Fund or by vote of a majority of a Fund's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to a Fund. Each Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

     Effective March 31, 1996, each Fund's Plan of Distribution (the "Plan") terminated. Prior to termination, each Fund had entered into a Distribution and Shareholder Services Agreement (the "Agreement") with IAI Securities, Inc. ("IAIS"). Pursuant to such Plan and Agreement, each Fund paid IAIS .25% of the Fund's average month-end net assets to cover expenses incurred by IAIS in connection with the servicing of shareholder accounts and the distribution of such Fund's shares, subject to the contractual expense limitations discussed above.

     The net distribution fees paid by Bond and Government Funds pursuant to their Plans of Distribution during the fiscal year ended November 30, 1996 (i.e., December 1, 1995 through March 31, 1996) were $55,213 and $38,368 respectively. All such distribution fees were paid to, and retained by, IAIS pursuant to the Distribution and Shareholder Services Agreements discussed above. During the fiscal year ended November 30, 1996, such distribution fees (along with amounts paid out of IAIS' own assets) were paid by IAIS in connection with the distribution of the Funds' shares as follows:

                                                       Bond Fund           Government Fund
                                                       ---------           ---------------

Advertising                                             $14,908                $10,359

Printing and mailing of prospectuses to other
than current shareholders                               $11,595                $8,057

Payments to brokers or dealers                          $17,668                $12,277

Direct payments to sales personnel                      $1,656                 $1,151

Other                                                   $9,386                 $6,523


                                CUSTODIAL SERVICE

     The custodian for the Funds is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables Bond and Government Funds to utilize the subcustodian and depository network of Morgan Stanley. Such agreements, subcustodians and depositories were approved by the Funds' Board of Directors in accordance with the rules and regulations of the Securities and Exchange
Commission, for the purpose of providing custodial services for the Funds' assets held outside the United States.



               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Most of each Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of a Fund, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the bond market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for a Fund. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the managed funds investing such fixed income securities and managed accounts investing in fixed income securities.

                                  CAPITAL STOCK
BOND FUND

     Bond Fund is a separate portfolio of IAI Investment Funds I, Inc., a Minnesota corporation whose shares of common stock are currently issued in one series (Series A). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds I, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds I, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares. The investment portfolio represented by such shares is referred to as IAI Bond Fund. As of November 30, 1996, Bond Fund had 9,312,923 shares outstanding.


     As of March 14, 1997, no person held of record or, to the knowledge of Bond Fund, beneficially owned or held as of record more than 5% of the outstanding shares of Bond Fund, except as set forth in the following table.

==================================================================================
Name and Address                                Number of               Percent of
of Shareholder                                    Shares                   Class
==================================================================================

Charles Schwab & Co., Inc.                     573,734.424                  7%
SPL Custody A/C for excl bnft of Cust
Attn:  Mutual Funds Dept. - Bond Rein
101 Montgomery Street
San Francisco, CA 94104


     As of March 149, 1997, the Fund's officers and directors as a group owned less than 1% of the Fund's outstanding shares.

GOVERNMENT FUND

     Government Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in six series (Series A through F). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds VI, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds VI, Inc. has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares. The investment portfolio represented by such shares is referred to as IAI Government Fund. As of November 30, 1996, the Fund had 2,990,139 shares outstanding.


     As of March 14, 1997, no person held of record or, to the knowledge of Government Fund, beneficially owned more than 5% of the outstanding shares of the Fund, except as set forth in the following table.

==================================================================================
Name and Address                                Number of               Percent of
of Shareholder                                    Shares                   Class
==================================================================================

First Trust NA                                 159,638.896                 6.4%
Trustee for Multi-Tech Systems, Inc. P/S
U/A DTD 1/1/84 Income Collections 736410
2205 Woodale Drive
Mounds View, MN 55112

Norwest Bank Minnesota NA TTEE                 126,542.821                 5.0%
for the Merrill Corp. Retirement Savings
PI DTD 21/1/94 #13115100
Attn:  Dana Long
Sixth and Marquetter
Minneapolis, MN 55479-0035

     As of March 14, 1997, Government Fund's officers and directors as a group owned 1.08% of the Fund's outstanding shares.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The portfolio securities in which each Fund invests fluctuate in value, and hence, for each Fund, the net asset value per share also fluctuates.

     The net asset value per share of a Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of a Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     On November 30, 1996, the net asset value and public offering price per share of each Fund was calculated as follows:

BOND FUND

NAV =      Net Assets ($86,803,251)            =     $9.32
           Shares Outstanding (9,312,923)

GOVERNMENT FUND

NAV =      Net Assets ($29,750,714)            =     $9.95
           Shares Outstanding (2,990,139)

                        PURCHASES AND REDEMPTIONS IN KIND

     In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of a Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, if a shareholder so desires, and IAI so agrees, Fund shares may be redeemed in exchange for securities held by a Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.


                                   TAX STATUS

     The tax status of the Funds and the distributions of the Funds are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

     It is not expected that distributions from any of the Funds will qualify for the dividends received deduction in the case of corporate shareholders since the distributions will not be derived from dividends paid by domestic corporations

     If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Internal Revenue Code of 1986, as amended (the "Code"), if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such distribution.

     Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, each Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

     Under the Code, each Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund generally must declare dividends by the end of each calendar year representing 98% of each Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is each Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

     In the case of Bond and Government Funds, income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund's assets to be invested in various countries is not known. Any amount of taxes paid by Bond or Government Fund to foreign countries will reduce the amount of income available to such Fund for distributions to shareholders.

     If either Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

     Because the Funds are required to distribute substantially all of their net investment income in order to be taxed as regulated investment companies, they may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities. The extent to which the Fund may liquidate securities at a gain may be limited by the requirement that generally less than 30% of such Fund's gross income (on an annual basis) consists of gains from the sale of securities held for less than three months.

     Except for the transactions a Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and forward currency contracts as of the end of the year, as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contract or contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

     Sales of futures contracts, options, or forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and, therefore, qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of its gross income from dividends, interest and certain types of payment related to its investment in stock or securities. In order to avoid realizing excessive gains on securities or currencies held less than three months, each Fund may be required to defer the closing out of futures contracts, options, or forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is expected that unrealized gains on futures contracts, options, or forward currency contracts, which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

     Any realized gain or loss on closing out a futures contracts, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Funds' Prospectus and this Statement of Additional Information as applicable to the Funds and their shareholders. The foregoing relates solely to federal income tax law applicable to "U.S. persons," i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons are encouraged to consult a tax adviser regarding the income tax consequences of acquiring shares of a Fund.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds I, Inc., and IAI Investment Fund VI, Inc. limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                              FINANCIAL STATEMENTS

     The financial statements, included as part of the Funds' 1996 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Funds at no additional charge.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S

CORPORATE BONDS


     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characteristizes bonds in this class.

     B.  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime - 1 Superior ability for repayment of senior short-term debt obligations

     Prime  -  2  Strong  ability  for  repayment  of  senior   short-term  debt
obligations

     Prime - 3 Acceptable ability for repayment of senior short-term debt obligations

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P
CORPORATE BONDS


     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

     A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

     A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

     A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                FIXED INCOME FUNDS

                             IAI Institutional Bond Fund

                                Prospectus dated

                                  April 1, 1997


                                     [LOGO]
                                  Mutual Funds

                                     [ART]
                             IAI Institutional Bond Fund

                                TABLE OF CONTENTS

FUND EXPENSE INFORMATION....................................................3
FUND DIRECTORS..............................................................3
FINANCIAL HIGHLIGHTS........................................................4
INVESTMENT OBJECTIVE AND POLICIES...........................................5
OTHER INVESTMENT TECHNIQUES.................................................6
FUND RISK FACTORS...........................................................10
MANAGEMENT..................................................................13
INVESTMENT PERFORMANCE......................................................14
COMPUTATION OF NET ASSET VALUE AND PRICING..................................15
PURCHASE OF SHARES..........................................................15
RETIREMENT PLANS............................................................16
REDEMPTION OF SHARES........................................................17
AUTHORIZED TELEPHONE TRADING................................................18
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.....................................18
DESCRIPTION OF COMMON STOCK.................................................19
COUNSEL AND AUDITORS........................................................20
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................20
ADDITIONAL INFORMATION......................................................20

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


PROSPECTUS DATED APRIL 1, 1997


IAI Institutional Bond Fund (the "Fund") is a separate portfolio of IAI Investment Funds I, Inc., an open-end diversified management investment company authorized to issue its shares of common stock in more than one series. The Fund's investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment Advisers, Inc. ("IAI") serves as the Fund's investment adviser and manager.

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated April 1, 1997 which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Fund at the address or telephone number shown on the inside back cover of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


FUND EXPENSE INFORMATION

Shareholder Transaction Expenses
--------------------------------

Sales Load Imposed on Purchases..................................  None
Sales Load Imposed on Reinvested Dividends.......................  None
Redemption Fees*.................................................  None
Exchange Fees....................................................  None
---------------------------
* The Fund charges a $10 fee for the payment of redemption proceeds by wire.

Annual Fund Operating Expenses
------------------------------------------------------
  (as a percentage of average daily net assets)

Management Fee....................................................  .50%
Other Expenses...................................................   None
                                                                    ----
   Total Fund Operating Expenses..................................  .50%
                                                                    ====

Example:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:

    1 Year      3 Years      5 Years      10 Years
    ------      -------      -------      --------

     $ 5         $ 16         $ 28         $ 63


The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information in the table is based upon actual expenses by the Fund incurred for the fiscal year ended November 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Under the Fund's Investment Advisory and Administrative Services Agreement, the Fund's investment manager has agreed to bear all the Fund's operating expenses (other than interest and, in certain circumstances, taxes and extraordinary expenses). Additional information on such agreement is set forth in the section "Management" and in the Statement of Additional Information.


                                 FUND DIRECTORS

               Madeline Betsch                    Richard E. Struthers
               W. William Hodgson                 J. Peter Thompson
               George R. Long                     Charles H. Withers
               Noel P. Rahn

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


FINANCIAL HIGHLIGHTS

The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is included in the Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.

                                                      Years Ended               Period from         Period from
                                                     November 30,                 4/1/94+           11/1/93***
                                             -----------------------------          to                  to
                                             1996               1995             11/30/94             3/31/94
-------------------------------------------------------------------------- -------------------- ------------------
NET ASSET VALUE
  Beginning of period                        $9.50              $8.85             $9.36              $10.00
                                             -------------- --------------- -------------------- ------------------

OPERATIONS
    Net investment income                      .63                .62               .38                 .22
    Net realized and unrealized gains          .04                .66              (.51)               (.65)
     (losses)                                -------------  --------------  -------------------  -----------------
Total from operations                          .67               1.28              (.13)               (.43)
                                             -------------- --------------- -------------------- ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                       (.63)              (.63)             (.38)               (.21)
                                             -------------  --------------  -------------------- -----------------
Total distributions                           (.63)              (.63)             (.38)               (.21)
                                             -------------- --------------- -------------------- ------------------

NET ASSET VALUE
  End of period                              $9.54              $9.50             $8.85               $9.36
                                             ============== =============== ==================== ================

Total investment return*                      7.44%             14.95%            (1.44%)             (4.35%)

Net assets at end of period (000's omitted) $97,085           $101,429           $73,724             $31,478
                                              ============  =============== ===================  =================
Ratios:
  Expenses to average daily net assets        0.50%              0.50%             0.50%**             0.50%**

  Net investment income to average daily      6.75%              6.76%             6.42%**             5.84%**
    net   assets
  Portfolio turnover rate                   323.0%              358.8%           235.1%              127.1%
    (excluding short-term securities)
--------------------------------------------

*     Total investment  return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**    Annualized.
***   Commencement of operations.
+     Reflects fiscal year-end change from March 31 to November 30.

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


INVESTMENT OBJECTIVE
AND POLICIES

The Fund's investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. Such objective may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be attained.

The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

The Fund may also invest in below investment grade securities. Such securities are commonly referred to as junk bonds. The Fund currently intends to limit such investments to 15% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S&P. Securities rated in the medium to lower rating of categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Other debt securities in which the Fund may invest include securities of, or guaranteed by, the United States Government, its agencies or instrumentalities, debt securities of foreign issuers and commercial paper. The Fund may also invest in U.S. Treasury inflation-protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. Under normal market conditions, at least 65% of the Fund's total assets will be invested in debt obligations and government securities with maturities at the time of acquisition of one year or more.

Although the Fund generally will not make direct purchases of common stock, the Fund may purchase preferred stock and convertible securities. Preferred stocks are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets. Convertible securities are debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities. The risks associated with investing in preferred stock and convertible securities are different from those traditionally associated with investments in debt securities. Such risks are similar instead to the risks associated with

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


investments in equity securities, including the risk that the value of the equity security will fluctuate in response to the activities of the issuing company or in response to general market and/or economic conditions. The Fund will limit its investments in such securities to a maximum of 10% of its net assets.

The Fund may employ certain other investment techniques, as described in the section "Other Fund Investment Techniques." Please see the Prospectus section "Fund Risk Factors" and the Statement of Additional Information section
"Investment Objective and Policies" for a discussion of the risks associated with investing in the Fund.

OTHER FUND INVESTMENT
TECHNIQUES

REPURCHASE AGREEMENTS

The Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which the Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan under relevant law. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. The Fund's custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Fund's risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of IAI, such risk is not material, since in the event of default, barring extraordinary circumstances, the Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Fund could suffer a loss. In addition, the Fund may incur certain delays in obtaining direct ownership of the collateral.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund

commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. No more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls or "roll" transactions). For additional information on roll transactions, see "Investment Objectives and Policies -- Dollar Rolls" in the Statement of Additional Information.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of the Fund's investments could be impaired if trading does not develop or declines.

ZERO COUPON OBLIGATIONS

The Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are the components of debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

MORTGAGE-BACKED SECURITIES

The Fund may invest in pass-through securities which are sold by various private, governmental and government-related organizations. Pass-through securities are formed when mortgages and other debt instruments are pooled together and undivided interests in the pool are sold to investors such as the Fund. The cash flow from the underlying debt instruments is "passed through" to the holders of the securities in the form of periodic (generally monthly) payments of interest, principal and prepayments. Prepayments occur when the holder of an individual debt instrument prepays the remaining principal and

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund

interest before the final scheduled payment month. Therefore, the Fund may be subject to a higher rate of prepayments during periods of declining interest rates when mortgages and other debt instruments may be more frequently prepaid.

Mortgage pass-through securities include (1) obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury such as Government National Mortgage Association ("GNMA") pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank, the Federal Home Loan Banks and the United States Postal
Service; and (3) obligations which have the principal and interest payments guaranteed by the government agency or instrumentality itself (but are not backed by the full faith and credit of the U.S. government), such as securities of the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); and (4) obligations of private corporations.


ASSET-BACKED SECURITIES

The Fund may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

FOREIGN SECURITIES

The Fund may invest in securities issued by foreign issuers, whether dollar-denominated or not, including securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, that are determined by IAI to be of comparable quality to the other obligations in which the Fund may invest.

ADJUSTING INVESTMENT
EXPOSURE

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures.

Such techniques and instruments may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to techniques and instruments entered into for non-hedging purposes. Any or all of these investment techniques maybe used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any technique or instruments is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques and instruments successfully will depend on IAI's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Such techniques and instruments involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

TEMPORARY INVESTMENTS

The Fund reserves the right, as a temporary defensive measure, such as during periods of adverse market conditions or when debt securities are deemed overvalued, to hold up to 100% of its total assets in cash or cash equivalents and short-term securities, including money market securities.

BORROWING

The Fund may borrow from banks (or through reverse repurchase agreements) for temporary or emergency purposes. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Fund does not intend its borrowings to exceed 5% of its total assets.

PORTFOLIO TURNOVER

The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, the Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high, as it was for the last fiscal year. High turnover rates (100% or more) increase transaction costs, and may increase taxable capital gains. The Fund's historical portfolio turnover rates are set forth in the section "Financial Highlights."

Further information regarding these and other techniques is contained in the Statement of Additional Information.

FUND RISK FACTORS

INTEREST RATE RISK

As a mutual fund investing in fixed-income securities, the Fund is subject to interest rate risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. In managing the Fund, IAI will adjust the duration of the investment portfolio in response to economic and market conditions. Duration is generally considered a better measure of interest rate risk than is maturity. Duration is a measure of the expected change in value of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two generally will fall by approximately two percent. In some situations, the standard duration calculation does not properly reflect the interest rate risk of a security. In such situations, IAI will use more sophisticated analytical techniques, such as modeling principal and interest payments based upon historical experience or expected volatility, to arrive at an effective duration that incorporates the additional variables into the determination of interest rate risk. These techniques may involve estimates of future economic parameters which may vary from actual future outcomes. IAI anticipates that the duration of the Fund will be from 3.5 to 7 years. This range is merely an expectation as of the date of this Prospectus. Such range may change due to market conditions and other economic factors. Therefore, the expected duration range does not limit IAI in how it manages the Fund.

CREDIT RISK

The Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

CALL RISK

The Fund is also subject to call risk. Call risk is the possibility that corporate bonds held by the Fund will be repaid prior to maturity. Call provisions, common in many corporate bonds held by the Fund, allow bond issuers

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Fund, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Fund would decline.

LOWER-RATED DEBT SECURITIES

The Fund may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by the Fund were to default, the Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of the Fund.

The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

PREPAYMENT RISKS

To the extent it invests in mortgage-backed securities, the Fund is subject to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on GNMA certificates held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal in new GNMA certificates, just at a time when interest rates on new mortgage investments are falling.

Prepayment risk has two important effects on the Fund:

     - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

     - When interest rates fall, prices on GNMA securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


FOREIGN INVESTMENT RISK FACTORS

Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because the Fund can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. Delays may be encountered in settling securities transactions in certain foreign markets, and the Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.

RISKS ASSOCIATED WITH
ADJUSTING INVESTMENT
EXPOSURE

The techniques and instruments described in the section "Adjusting Investment Exposure", including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent IAI's view as to certain market movements is incorrect, the risk that the use of such techniques and instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options), current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


circumstances and certain over-the-counter options may not have markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of these techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques and instruments had not been utilized.

MANAGER RISK

IAI manages the Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.

INVESTMENT RESTRICTIONS

The Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Fund. The Fund is a diversified investment company and has a fundamental policy that, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in any one issuer. The Fund, also as fundamental policies, may not invest 25% or more of its assets in any one industry and may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of the Fund's investment restrictions.

MANAGEMENT

The Fund was created on September 27, 1993, as a separate portfolio represented by a separate class of common stock of IAI Investment Funds I, Inc., a Minnesota corporation created on April 22, 1977. Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall operation and management of the Fund. IAI serves as the investment adviser and manager of the Fund pursuant to a written agreement (the "Management Agreement"). IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $16 billion. The address of IAI is that of the Fund.


     IAI provides the Fund with investment  advisory services and is responsible

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


for the overall management of the Fund's business affairs subject to the authority of the Board of Directors. The Management Agreement also provides that, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and in certain circumstances, taxes and extraordinary expenses, IAI shall bear all of the Fund's operating expenses. As compensation for these services, the Fund paid IAI 0.50% of its average daily net assets for the fiscal year ended November 30, 1996. IAI shall not be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or gross negligence in performance of its duties and obligations.


The Fund is managed by a team of IAI investment professionals. Larry Hill, Timothy Palmer and Scott Bettin are responsible for the Fund's day-to-day investment decisions. Mr. Hill and Mr. Palmer have been responsible for the management of the Fund since its inception; Mr. Bettin since mid-1996. Mr. Hill is IAI's Chief Fixed Income Officer and has served as a fixed income portfolio manager since joining IAI in 1984. Mr. Palmer is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1990. Mr. Bettin is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1987.


INVESTMENT PERFORMANCE

From time to time the Fund may advertise performance data including monthly, quarterly, yearly or cumulative total return, average annual total return and yield figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

For additional information regarding the calculation of such total return and yield figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained without charge from the Fund.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Fund in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.

COMPUTATION OF NET ASSET VALUE AND PRICING

The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates the Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

The Fund's NAV is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The Fund's investments with remaining maturities of 60 days or less at the date of initial investment may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's NAV next computed after receipt by the Fund of a purchase or redemption order.


PURCHASE OF SHARES

GENERAL

The Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from the Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee. No sales load or commission is charged in connection with the purchase of Fund shares.

The minimum initial investment in the Fund is $2 million. The minimum investment requirement may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction plan.

Shares may be purchased for cash or in exchange for securities which are permissible investments of the Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations or, if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer.

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


Purchases of shares are subject to acceptance or rejection by the Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Fund to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Fund. All funds will be invested in full and fractional shares of the Fund. Share certificates will not be issued.

All correspondence relating to the purchase of shares should be directed to the office of the Fund, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 3700 First Bank Place, 601 2nd Avenue South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

BANK WIRE PURCHASES

Shares may be purchased by having your bank wire federal funds (funds of the Federal Reserve System) to Norwest Bank, Minnesota.

Wire orders will be accepted only on days your bank, the transfer agent, the Fund and Norwest Bank Minnesota are open for business. The payment must be received by the Fund before the close of business to be credited to you account that day. Otherwise, it will be processed the next business day. The wire purchase will not be considered made until the wired amount is received and the purchase is accepted by the Fund. If the wire order does not contain the information stated below, the Fund may reject it. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of the Fund or the transfer agent.

You must pay any charges assessed by your bank for the wire service. If a wire order is rejected, all money received by the Fund, less any costs incurred by the Fund or the transfer agent in rejecting it, will be returned promptly.

If the wire order is for a new account, you should call IAI Shareholder Services at 1-800-945-3863 to advise them of the investment and to obtain an account number and instructions. The wire should be sent to: Norwest Bank Minnesota, Routing Number 091000019, Minneapolis, Minnesota, Attn: IAI Mutual Funds Account Number 6355002264. It should state the following:

     "Credit IAI Funds Account # ___________ for future credit to personal account # ______________ (your account number) for ____________________________
(your name) and __________________ (Fund name)."

A completed application must be sent and received by the Fund before the wire is sent.

If the wire order is for an addition to an existing account, the wire must include the information required above for the new accounts. As soon as the wire is sent, you should call IAI Shareholder Services, as described above, and advise them of your name, your account number and the name of the bank transmitting the federal funds.

RETIREMENT PLANS

Shares of the Fund may be an appropriate investment medium for various retirement plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other retirement plans should contact the Fund at 1-800-945-3863. All retirement plans

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax advisor prior to the establishment of such a plan.

REDEMPTION OF SHARES

Registered holders of Fund shares may at any time require the Fund to redeem their shares upon their written request. All correspondence relating to the redemption of shares should be directed to the office of IAI Mutual Funds, P.O. Box 357, Minneapolis, Minnesota 55440. Shareholders may redeem shares by phone, subject to a limit of $50,000, provided such shareholders have authorized the Fund to accept telephone instructions. For assistance in redeeming shares by phone, please contact the IAI Mutual Funds Shareholder Services at 1-800-945-3863.

Redemption instructions must be made by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, the Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, the Fund may require additional evidence of authority prior to accepting a request for redemption.

For shareholders who established receiving proceeds by Federal Funds Wire at the time they opened their account, telephone instructions will be accepted for redemption of amount up to $50,000 ($1,000 Minimum) and proceeds will be wired on the next business day to a predesignated bank account. Wire redemption requests will only be processed on days your bank, the transfer agent, the Fund and Norwest Bank Minnesota are open for business.

In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IAI Shareholder Services. The letter must be signed by all registered owners, and their signatures must be guaranteed.

Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

Neither the transfer agent nor the Fund can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by the Fund. Since the value of shares redeemed is based upon the value of the Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally the Fund will mail payment for shares redeemed on the business day following receipt of the redemption request. The Fund will not send redemption proceeds until checks (including certified

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund

checks or cashiers checks) received in payment for shares have cleared, which may take up to ten days or more.

Following a redemption or transfer request, if the value of a shareholder's interest in the Fund falls below $2 million, the Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in the Fund to fall below $2 million; (b) the mailing by the Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least sixty days from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in the Fund to increase the value of such investor's account to at least $2 million.

AUTHORIZED TELEPHONE TRADING

Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to the Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. All proceeds must be made payable to the owner(s) of record and delivered to the address of record.

In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Fund has established reasonable procedures including the requirement that a personal identification number accompany telephone instructions. If the Fund or the transfer agent fail to follow these procedures, the Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent the reasonable procedures are followed, none of the Fund, its transfer agent, IAI or any affiliated broker/dealer will be liable for any loss, injury, damage or expense for acting upon telephone instructions believed to be genuine and will otherwise not be responsible for the authenticity of any telephone instructions and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded.


DIVIDENDS, DISTRIBUTIONS
AND TAX STATUS

The policy of the Fund is to pay dividends from net investment income monthly and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by the Fund. When you open an account, you should specify on your application how you want to receive your distributions. Normally, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund.

The Fund intends to qualify for tax purposes as a regulated investment company under the Internal Revenue Code during the current taxable year. If so qualified, the Fund will not be subject to federal income tax on income that it distributes to its shareholders.

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


Distributions are subject to federal income tax in the hands of shareholders subject to tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

For federal income tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions designated as capital gain dividends are taxed as long-term capital gains.

Upon redemption of shares of the Fund, a shareholder will generally recognize a capital gain or loss equal to the difference between the amount realized on the redemption and the shareholder's adjusted basis in such shares. Such gain will be long-term if the shares have been held for more than one year. Under the Code, deductibility of capital losses is subject to certain limitations.

Generally, dividends and capital gain distributions with respect to shares held by a tax-deferred or qualified pension plan, such as an IRA, Section 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax advisor regarding the tax consequences of your participation in the plan, and of any plan contributions or withdrawals.

DESCRIPTION OF
COMMON STOCK

All shares of the Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of IAI Investment Funds I, Inc., vote together as one series. On an issue affecting only a particular series, such as voting on an investment advisory agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. An annual meeting will be held on

                                IAI MUTUAL FUNDS
                           IAI Institutional Bond Fund


the removal of a director or directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.


COUNSEL AND AUDITORS

The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel to the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the independent auditors for the Fund.


CUSTODIAN, TRANSFER
AGENT AND DIVIDEND
DISBURSING AGENT

The  Custodian for the Fund is Norwest Bank  Minnesota,  N.A.,  Norwest  Center,
Sixth and Marquette, Minneapolis, Minnesota 55479. Norwest employs foreign subcustodians and depositories, which were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Fund's assets held outside the United States. For a listing of the subcustodians and depositories currently employed by the Fund, see the Statement of Additional Information. IAI acts as the Fund's transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota 55440.


ADDITIONAL INFORMATION

The Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held.

Shareholder inquiries should be directed to the Fund at the telephone number or mailing address listed on the inside back cover of this Prospectus.

The following table sets forth the percentage of securities holdings by rating category based upon a weighted monthly average for the Fund for the fiscal year ended November 30, 1996.

      Bonds - Moody's Rating             IAI Institutional Bond Fund
     ---------------------------- --------------------------------------------
               Aaa                                  16%
               Aa                                    3%
               A                                    12%
               Baa                                  18%
               Ba                                    8%
               B                                     3%
               Caa                                   0%
               Ca                                    0%
               C                                     0%
               U.S. Government                      40%
      ---------------------------- --------------------------------------------
               Total                                100%
      ---------------------------- --------------------------------------------

                                     TO OPEN

                                   AN ACCOUNT


                                 1.800.945.3863

                                  612.376.2700


                                  P.O. Box 357

                         Minneapollis, Minnesota 55440


                                   OVERNIGHT

                                    DELIVERY

                                    ADDRESS


                             3700 First Bank Place


                             601 Second Avenue South

                             Minneapolis, MN 55402



                      Distributed by IAI Securities, Inc.

                                     [LOGO]

                                  MUTUAL FUNDS

                           INVESTMENT ADVISERS, INC.
     3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357
                              USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700

                                     [LOGO]
                                IAI MUTUAL FUNDS



                           IAI INSTITUTIONAL BOND FUND

                       Statement of Additional Information
                               dated April 1, 1997


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to a Prospectus dated April 1, 1997 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund, 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 (telephone: 1-612-376-2700 or 1-800-945-3863).







                           INVESTMENT ADVISERS, INC.
     3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357
                              USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
INVESTMENT OBJECTIVE AND POLICIES...........................................3
INVESTMENT RESTRICTIONS.....................................................15
INVESTMENT PERFORMANCE......................................................18
MANAGEMENT..................................................................19
CUSTODIAL SERVICE...........................................................23
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..........................23
CAPITAL STOCK...............................................................24
NET ASSET VALUE AND PUBLIC OFFERING PRICE...................................25
TAX STATUS..................................................................25
LIMITATION OF DIRECTOR LIABILITY............................................28
FINANCIAL STATEMENTS........................................................28
Appendix A-- Ratings of Debt Securities.....................................A-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of IAI Institutional Bond Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objective and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Fund are further explained below.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

     The Fund may invest in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Fund's investment adviser and manager. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign bond markets, brokers and companies than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

     The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. The expense ratio of the Fund should not be materially affected by the Fund's investment in foreign securities.

U.S. TREASURY INFLATION PROTECTION SECURITIES

     The Bond Fund may purchase securities issued by the United States government, which include U.S. Treasury inflation-protection securities.

     Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is based to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

LENDING PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

ILLIQUID SECURITIES

     The Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

     (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

     (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

     (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

     Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the instrument for purposes of calculating the Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to the Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

     1. the frequency of trades and quotes for the security;

     2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

     3. dealer undertakings to make a market in the security; and

     4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of the Fund's investments could be impaired if trading declines.

VARIABLE OR FLOATING RATE INSTRUMENTS

     Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

DELAYED-DELIVERY TRANSACTIONS

     The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     The Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DOLLAR ROLLS

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and lower forward price for the futures purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash, government securities, or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon IAI's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

MORTGAGE-BACKED SECURITIES

     The Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if IAI determines they are consistent with the Fund's investment objective and policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

STRIPPED MORTGAGE BACKED SECURITIES

     Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

ASSET-BACKED SECURITIES

     Asset-backed securities represent interests in pools of consumer or commercial loans or payment streams (generally unrelated to mortgage loans) and often are structured as pass-through securities. Interest and principal payments alternately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

ZERO COUPON BONDS

     Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

LOWER-RATED DEBT SECURITIES

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

SWAP AGREEMENTS

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with the Fund's investment objectives and policies.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. While a swap agreement is outstanding, the Fund will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets.

INDEXED SECURITIES

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivable), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediaries. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on IAI's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in rendering payment on the loan or loan participation and could suffer a loss of principal or interest.

     The Fund limits the amount of the assets that it invests in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor/creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such 5 percent.

FUTURES CONTRACTS

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS

     By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

     If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                             INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

     The Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     As currently defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     For purposes of applying this restriction, the Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts. To the extent the Fund engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33 1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     For purposes of applying this restriction, the Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14. Invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.


     Any of the Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from. With respect to Restriction 14, the Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid securities.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The Fund's portfolio turnover rate is set forth in the Prospectus section "Financial Highlights". The increase in the Fund's portfolio turnover rate for the last fiscal year was due to increased bond market volatility and falling interest rates.

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for the Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return are computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           CTR = (ERV-P) 100
                 ------
                  P

 Where:   CTR  =  Cumulative total return;
          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
            P  =  initial payment of $1,000

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n = ERV

 Where:     P  =  a hypothetical initial payment of $1,000;
            T  =  average annual total return;
            n  =  number of years; and
          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     The Fund may quote yield figures from time to time. The "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     The yield formula is as follows:

          YIELD = 2[(a-b + 1)6 -1] cd

  Where:     a = dividends and interest  earned during the period.
             b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the net asset value of the Fund at the end of the period.

     The Fund's yearly total returns as of December 31st of each year are as follows: 1993 - (.84%); 1994 - (4.24%); 1995 - 15.69%; 1996 - 4.62%. The average annual total returns of the Fund for the year ended November 30, 1996 and for the period from the Fund's inception (November 1, 1993) through November 30, 1996 were 7.44% and 5.06%, respectively. For the thirty-day period ended November 30, 1996, the Fund's yield was 6.52%.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     The indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

     For example, (1) the Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (ii) the Salomon Brothers Broad Investment Grade Index; (iii) the Shearson Lehman Brothers Government/Corporate Bond Index; and (iv) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
(3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the instruments in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular instruments.

                                   MANAGEMENT

         The names, addresses, positions and principal occupations of the directors and executive officers of the Funds are given below.

Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------
Noel P. Rahn*                            57     Chairman of the      Chief  Executive  Officer and a Director of IAI
3700 First Bank Place                           Board                since 1974.  Mr.  Rahn is also  Chairman of the
P.O. Box 357                                                         other IAI Mutual Funds.
Minneapolis, Minnesota 55440

Richard E. Struthers*                    44     President, Director  Executive  Vice President of IAI and has served
3700 First Bank Place                                                IAI  in  many   capacities   since  1979.   Mr.
P.O. Box 357                                                         Struthers  is also  President  of the other IAI
Minneapolis, Minnesota 55440                                         Mutual Funds.

                                      -19-



Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Madeline Betsch                          54     Director             Executive  Vice  President,  Director of Client
19 South 1st Street                                                  Services,  of  CME-KHBB  Advertising  since May
Minneapolis, Minnesota 55401                                         1985,  and prior  thereto was a Vice  President
                                                                     with    Campbell-Mithun,    Inc.   (advertising
                                                                     agency)  since  February  1977.  Ms.  Betsch is
                                                                     currently   retired.   Ms.  Betsch  is  also  a
                                                                     Director of the IAI Mutual Funds.

W. William Hodgson                       72     Director             W.  William   Hodgson   served  as  information
1698 Dodd Road                                                       manager  for the North  Central  Home Office of
Mendota Heights, Minnesota 55118                                     the  Prudential  Insurance  Company  of America
                                                                     from  1961   until   1984;   he  is   currently
                                                                     retired.  Mr.  Hodgson  is also a  Director  of
                                                                     the IAI Mutual Funds.

George R. Long                           66     Director             George R. Long  serves as  Director  of Pacific
29 Las Brisas Way                                                    Industries  and has been  Chairman  of Mayfield
Naples, Florida 33963                                                International    (financial   consultants   and
                                                                     venture  capitalists)  since 1973.  Mr. Long is
                                                                     also a Director of the IAI Mutual Funds.

J. Peter Thompson                        65     Director             J. Peter  Thompson  has been a grain  farmer in
Route 1                                                              southwestern  Minnesota  since  1974.  Prior to
Mountain Lake, Minnesota 56159                                       that,  Mr.   Thompson  was  employed  by  Paine
                                                                     Webber, Jackson   & Curtis, Incorporated, (a
                                                                     diversified financial services concern), most
                                                                     recently as Senior Vice President and General
                                                                     Partner. Mr. Thompson is also a Director of
                                                                     the IAI Mutual Funds.

Charles H. Withers                       66     Director             Charles H. Withers was Editor of the  Rochester
Rochester Post Bulletin                                              Post-Bulletin,  Rochester,  Minnesota from 1960
P.O. Box 6118                                                        through   March  31,  1980;   he  is  currently
Rochester, Minnesota 55903                                           retired.  Mr.  Withers  is also a  Director  of
                                                                     the IAI Mutual Funds.

Archie C. Black, III                     34     Treasurer            Senior  Vice  President  and  Chief   Financial
3700 First Bank Place                                                Officer  of the  Adviser  and  has  served  the
P.O. Box 357                                                         Adviser in several  capacities  since 1987. Mr.
Minneapolis, Minnesota 55440                                         Black  is  also  Treasurer  of the  IAI  Mutual
                                                                     Funds.

William C. Joas                          34     Secretary            Vice  President  of IAI  and has  served  as an
3700 First Bank Place                                                attorney  for IAI since 1990.  Mr. Joas is also
P.O. Box 357                                                         Secretary of the other IAI Mutual Funds.
Minneapolis, Minnesota 55440

                                      -20-



Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Larry R. Hill                            43     Vice President,      Executive   Vice   President  and  Chief  Fixed
3700 First Bank Place                           Investments          Income   Officer  of  IAI  as  a  fixed  income
P.O. Box 357                                                         portfolio manager since 1984.
Minneapolis, Minnesota 55440

Timothy Palmer                           33     Vice President,      Senior  Vice  President  of IAI and has  served
3700 First Bank Place                           Investments          IAI as a fixed income  portfolio  manager since
P.O. Box 357                                                         1990.
Minneapolis, Minnesota 55440

Scott Bettin                             42     Vice President,      Senior Vice President of IAI and has served IAI
3700 First Bank Place                                                as a fixed income portfolio manager since 1987.
P.O. Box 357                                                         Mr. Bettin also serves as a Vice President of the
Minneapolis, Minnesota 55440                                         IAI Government Fund.

Kirk Gove                                33     Vice President,      Vice  President  of IAI.  Prior to joining  IAI
3700 First Bank Place                           Marketing            in 1992,  Mr. Gove served as an Associate  Vice
P.O. Box 357                                                         President   of  Dain   Bosworth,   Incorporated
Minneapolis, Minnesota 55440                                         (diversified  financial services concern).  Mr.
                                                                     Gove is also   Vice President, Marketing of
                                                                     the other IAI Mutual Funds.

Susan J. Haedt                           34     Vice President,      Vice  President  of the Adviser and Director of
3700 First Bank Place                           Director of Mutual   Fund   Operations   .  Prior  to  joining   the
P.O. Box 357                                    Fund Operations      Adviser in 1992,  Ms.  Haedt served as a Senior
Minneapolis, Minnesota 55440                                         Manager   at  KPMG  Peat   Marwick   LLP,   (an
                                                                     international  tax,  accounting  and consulting
                                                                     firm).   Ms.  Haedt  is  also  Vice  President,
                                                                     Director of Operations of the IAI Mutual Funds.

-----------------------------------
* Directors of the Fund who are interested persons (as that term is defined by the Investment Company Act of 1940) of IAI and the Fund.

     No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities
Valuation Committee meeting attended. The Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

                                                                              Aggregate Compensation
                                              Aggregate Compensation                 from the
       Name of Person, Position                    from the Fund*              19 IAI Mutual Funds**
       ------------------------                   --------------              -------------------

Betsch, Madeline  -  Director                         $1,735                          $34,700

Hodgson, W. William  - Director                       $1,735                          $34,700

Long, George R.  -  Director                          $1,713                          $34,700

Thompson, J. Peter  -  Director                       $1,735                          $34,700

Withers, Charles H.  -  Director                      $1,713                          $34,700

--------------------------------------------------------------
*   For the fiscal year ended November 30, 1996.
**  For all Funds for the calendar year ended December 31, 1996.

     The Board of Directors for each of the Funds has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit the acquiring of any securities in an initial public offering. In addition, all securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person of the Adviser is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Funds' Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

     IAI, the Fund's investment adviser, is an affiliate of the Hill Samuel Group ("Hill Samuel"). Hill Samuel is an international merchant banking and financial services firm headquartered in London, England. In addition to its ownership of IAI, Hill Samuel owns controlling interests in over seventy insurance, merchant banking and financial services subsidiaries located in Western Europe, Asia, the United States, Australia, New Zealand and Great Britain. The principal offices of Hill Samuel are located at 100 Wood Street, London EC2 P2AJ.

     Hill Samuel, in turn, is owned by Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

     Pursuant to the Investment Advisory and Administrative Services Agreement between the Fund and IAI, IAI has agreed to provide the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the directors of the Fund. In addition, IAI has agreed to provide to the Fund all required administrative, stock transfer, redemption, dividend disbursing and accounting services including, without limitation, the following: (1) the maintenance of the Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments of dividends and distributions declared by the Fund. In return for such services, the Fund has agreed to pay IAI a fee of .50% per year of the Fund's average daily net assets.

     As of November 30, 1996, the Fund had net assets of $97,084,760. For the fiscal period ended November 30, 1994, and for the fiscal years ended November 30, 1995 and 1996, the Fund paid IAI $242,947, $446,744 and $496,348 respectively, pursuant to the Management Agreement.

     Except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses, IAI has agreed to pay all of the Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of the Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering the Fund's shares, postage, fees to Directors who are not "interested persons" of the Fund, insurance premiums, and costs of attending investment conferences. IAI is not liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations.

     The Investment Advisory and Administrative Services Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to the Fund. The Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

     Although investment decisions for the Fund are made independently from those of the other funds and accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one fund and/or other account. If and when more than one fund or other account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to such funds and accounts. The simultaneous purchase or sale of the same securities by more than one fund or by any fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by a fund or the size of the position obtainable by a fund.

                                CUSTODIAL SERVICE

     The custodian for the fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables the Fund to utilize the subcustodian and depository network of Morgan Stanley. Such agreements, subcustodians and depositories were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Fund's assets held outside the United States.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of the Fund, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the bond market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the managed funds investing such fixed income securities and managed accounts investing in fixed income securities.

                                  CAPITAL STOCK

     The Fund is a separate portfolio of IAI Investment Funds I, Inc., a corporation organized on April 22, 1977, pursuant to the laws of the State of Minnesota, whose shares of common stock are currently issued in two series (Series A and B). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds I, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds I, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares. The investment portfolio represented by such shares is referred to as IAI Institutional Bond Fund. As of November 30, 1996, the Fund had 10,171,815 shares outstanding.


     As of March 14, 1997, no person held of record or, to the knowledge of the Fund, beneficially owned more than 5% of the Fund's outstanding shares, except as set forth in the following table:

=============================================================================
Name and Address                        Number of               Percent of
of Shareholder                            Shares                  Class
=============================================================================

Bank Trust Co. of the Southwest TTEE    713,759.670                22.6%
Tracor Inc. Employee Retirement Plan
909 Fannin St., Suite 3000
Houston, TX 77010

The Baptist Medical Centers           1,022.753.106                10.9%
Attn:  Robert E. Greene
3500 Blue Lake Drive, Suite 105
Birmingham, AL 35243

Blandin Paper Company                   896,416.927                 9.8%
Defined Benefit Pension Plan
Attn:  Peter McDermott
115 SW First Street
Grand Rapids, MN 55744-3699


                                      -24-

=============================================================================
Name and Address                        Number of               Percent of
of Shareholder                            Shares                  Class
=============================================================================

Norwest Bank MN NA TTEE                 897,360.047                 9.8%
University of St. Thomas #13222000
DTD 3/13/96
733 Marquette Ave. MS #0036
Minneapolis, MN 55479

Capinco                                 601,317.493                 6.5%
c/o Firstar Trust Company
FO Banta Corporation
P.O. Box 1787
Milwaukee, WI 53201

Campbell Mithun Esty Advertising PST    522,755.418                 5.7%
Incentive PST #12475704
Attn:  Diane Munson
222 S. 9th St.
Piper Jaffary Tower
Minneapolis, MN 55402

     In addition, as of March 14, 1997, the Fund's officers and directors as a group owned less than 1% of the Fund's outstanding shares.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The portfolio securities in which the Fund invests fluctuate in value, and hence, for the Fund, the net asset value per share also fluctuates.

     The net asset value per share of the Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of the Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     On November 30, 1996, the net asset value and public offering price per share of the Fund was calculated as follows:

NAV = Net Assets ($97,084,609)         =    $9.54
      Shares Outstanding (10,171,815)

                                   TAX STATUS

     The tax status of the Fund and the distributions of the Fund are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

     Under the Internal Revenue Code of 1986, as amended (the "Code"), individual shareholders may not exclude any amount of distributions from Fund gross income that is derived from dividends; corporate shareholders, however, are permitted to deduct 70% of qualifying dividend distributions from domestic corporations. Sinec most of the dividends paid by the Fund will not be attributable to dividends paid by domestic corporations, it is expected that only a small portion of dividends paid to corporate shareholders will be eligible for the dividends received deduction in the hands of shareholders that are corporations. Distributions designated as long-term capital gain distributions will be taxable to all shareholders as long-term capital gains regardless of how long the shareholder has held the shares. Such distributions will not be eligible for the dividends received deduction referred to above.

     If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such distribution.

     Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, the Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

     Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is the Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

     Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

     If the Fund invests in zero coupon obligations or STRIPS upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond or STRIPS from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. If the Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

     Because the Fund is required to distribute substantially all of its net investment income in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities. The extent to which the Fund may liquidate securities at a gain may be limited by the requirement that generally less than 30% of the Fund's gross income (on an annual basis) consists of gains from the sale of securities held for less than three months.

     Except for the transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contract or contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     Sales of futures contracts, options, or forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by the Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and, therefore, qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of its gross income from dividends, interest and certain types of payment related to its investment in stocks or securities. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of futures contracts, options, or forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is expected that unrealized gains on futures contracts, options, or forward currency contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

     Any unrealized gain or loss on closing out a futures contracts, option or forward currency contract such as forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information. The foregoing relates solely to federal income tax law applicable to "U.S. persons," i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons are encouraged to consult a tax adviser regarding the income tax consequences of acquiring shares of the Fund.


                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds I, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                              FINANCIAL STATEMENTS

         The financial statements, included as part of the Fund's 1996 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S

CORPORATE BONDS

     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characteristizes bonds in this class.

     B.  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime  - 1  Superior  ability  for  repayment  of  senior  short-term  debt obligations

     Prime  -  2  Strong  ability  for  repayment  of  senior   short-term  debt
                  obligations

     Prime - 3  Acceptable  ability  for  repayment  of senior  short-term  debt obligations

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P

CORPORATE BONDS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

     A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

     A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

     A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.